                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                Nicholas Applegate Institutional Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                Nicholas Applegate Institutional Funds
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

The Registration Statement consists of the following papers and documents:

FORM N-14
ITEM NO.                                              PROSPECTUS/PROXY STATEMENT CAPTION
-----------                                           ---------------------------------------------------
PART A

Item 1.         Beginning of Registration             Cover Page of Registration Statement; Cross
                Statement and Outside Front           Reference Sheet; Front Cover Page of Proxy
                Cover Page of Prospectus              Statement/Prospectus

Item 2.         Beginning and Outside Back Cover      Cover Page
                Page of Prospectus

Item 3.         Fee Table, Synopsis Information       Synopsis
                and Risk Factors

Item 4.         Information About the Transaction     Letter to Shareholders; Questions and Answers;
                                                      Synopsis; Proposed Reorganization; Reasons for the
                                                      Reorganization

Item 5.         Information About the Registrant      Letter to Shareholders; Questions and Answers;
                                                      Synopsis; Proposed Reorganization; Reasons for
                                                      the Reorganization; Additional Information About
                                                      the Acquiring Fund

Item 6.         Information About the Fund Being      Letter to Shareholders; Questions and Answers;
                Acquired                              Synopsis; Proposed Reorganization; Reasons for the
                                                      Reorganization; Additional Information about
                                                      Acquiring Fund

Item 7.         Voting Information                    Letter to Shareholders; Questions and Answers;
                                                      Cover Page; Voting Information

Item 8.         Interest of Certain Persons and       Not Applicable
                Experts

Item 9.         Additional Information Required       Not Applicable
                for Reoffering By Persons Deemed
                to be Underwriters

PART B

Item 10.        Cover Page                            Cover Page

Item 11.        Table of Contents                     Table of Contents

Item 12.        Additional Information About          Statement of Additional Information of
                Registrant                            Nicholas-Applegate Institutional Funds dated July
                                                      30, 2004 incorporated herein by reference (1); Statement of
                                                      Additional Information

Item 13.        Additional Information About the      Statement of Additional Information of
                Fund Being Acquired                   Nicholas-Applegate International All-Cap Growth
                                                      Fund dated July 30, 2004 (SEC Accession
                                                      No. 0001047469-05-022381) incorporated herein by
                                                      reference (1); Statement of Additional Information

Item 14.        Financial Statements                  Annual Report of Nicholas-Applegate International
                                                      All-Cap Growth Fund dated March 31, 2005
                                                      incorporated herein by reference and Pro Forma
                                                      Financial Statement dated March 31, 2005

PART C

Item 15.        Indemnification

Item 16.        Exhibits

Item 17.        Undertakings

Dear Shareholder:

     I invite you to attend a Special Meeting of Shareholders of The Nicholas-Applegate International All-Cap Growth Fund (the "Fund") to be held on Friday, November 18, 2005, at 10:00 a.m. The meeting will be held at the offices of the Fund, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin.

     The accompanying Combined Proxy Statement/Prospectus contains an important proposal for your consideration as a shareholder of the Fund. Your Board of Trustees has proposed that the Fund, formerly the Duncan-Hurst International Fund, be merged into a newly created portfolio of Nicholas-Applegate Institutional Funds using the same name, the Nicholas-Applegate International All-Cap Growth Fund (the "Acquiring Fund"). If approved by the shareholders, substantially all of the assets and liabilities of the Fund will be exchanged for shares of the Acquiring Fund as more fully described in the accompanying Notice and Combined Proxy Statement/Prospectus.

     THE BOARD OF TRUSTEES OF THE FUND BELIEVES THE PROPOSED REORGANIZATION WILL BE IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FUND. ACCORDINGLY, THE BOARD OF TRUSTEES STRONGLY URGES YOU TO VOTE FOR THE PROPOSED REORGANIZATION. THE REORGANZATION WILL BE EFFECTED ONLY IF APPROVED BY A MAJORITY OF THE FUND'S OUTSTANDING SHARES VOTED IN PERSON OR REPRESENTED BY PROXY.

     The enclosed materials provide more information about the proposed reorganization.

     Your vote is important. We urge you to complete, SIGN AND RETURN THE ENCLOSED PROXY VOTING CARD so that your shares will be represented. EVERYTHING YOU NEED IS ENCLOSED. By promptly returning the proxy card, you help avoid the necessity and expense of follow-up mailings and telephone solicitations to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. If you have any questions, please call us at 1-800-558-9105.

                        Sincerely,


                        Robert M. Slotky
                        President
                        The Nicholas-Applegate International All-Cap Growth Fund

                        Dated October 25, 2005

WHAT YOU SHOULD KNOW ABOUT THE PROPOSED REORGANIZATION

     Nicholas-Applegate Capital Management LLC ("Nicholas-Applegate") and the Board of Trustees of the Professionally Managed Portfolios encourage you to read the enclosed Prospectus/Proxy Statement carefully. The following is designed to provide a brief overview of the proposal and answer some questions you may have about this shareholder vote.

WHAT IS THE PURPOSE OF THE SHAREHOLDER VOTE?

     The vote is to determine whether the Nicholas-Applegate International All-Cap Growth Fund, a series of the Professionally Managed Portfolios (the "Acquired Fund") should be reorganized and merged into a newly created portfolio of the Nicholas-Applegate Institutional Funds using the same name (the "Acquiring Fund"). If the Acquired Fund's shareholders decide in favor of the proposal, you will become a shareholder of the Acquiring Fund, and the Acquired Fund will cease to exist.

WHAT IS THE RATIONALE FOR MERGING THE ACQUIRED FUND AND THE ACQUIRING FUND?

     On June 30, 2005, Nicholas-Applegate and Duncan-Hurst Capital Management entered into a purchase agreement pursuant to which Nicholas-Applegate acquired the rights to manage the international assets previously managed by Duncan-Hurst Capital Management, which included the assets of the Acquired Fund. The acquisition by Nicholas-Applegate of the rights to manage Duncan-Hurst Capital management's international assets was mutually agreed upon by each company to enhance Nicholas-Applegate's international equity capabilities while Duncan-Hurst Capital Management will continue to focus on its core strength in the management of U.S. growth equities. Nicholas-Applegate and Duncan-Hurst Capital Management each share a similar heritage of growth stock investing and trace their roots back to pacific Century Advisers, a subsidiary of Security Pacific Bank. Both companies received financial benefits from this agreement. In connection with the acquisition, the Board named Nicholas-Applegate as interim adviser to the Acquired Fund effective July 1, 2005 through November 28, 2005. Nicholas-Applegate also manages the Nicholas-Applegate Institutional Funds, an investment company with 13 separate portfolios registered under the Investment Company Act of 1940. Nicholas-Applegate seeks to bring the Acquired Fund into Nicholas-Applegate Institutional Funds to be marketed under its brand name and to its institutional clients through an affiliated distributor, Nicholas-Applegate Securities, LLC.

WHAT ARE THE ADVANTAGES OF MERGING THESE FUNDS?

     There are several key potential advantages:

     - It is anticipated that the Acquiring Fund will likely have a better opportunity to raise asset levels if it can be marketed under the Nicholas-Applegate name to its institutional clients.

     - Higher asset levels may lead to lower expense ratios over time. It is anticipated that merging the Acquired Fund into the Acquiring Fund will lower annual operating expenses.

     - These lower costs may lead to stronger performance, since total return to a Fund's shareholders is net of Fund expenses for the Acquired Fund shareholders.

     The potential benefits and possible disadvantages of merging the Funds are explained in more detail in the enclosed proxy statement.

HOW ARE THESE FUNDS ALIKE?

     The two Funds are substantially similar in terms of investment objectives, policies, and strategies. Each Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in at least three countries but typically in as many as fifteen to twenty-five countries outside the United States. The Acquiring Fund will be managed by the same portfolio management team of Vincent Willyard, CFA, Joseph Devine, and Barry Kendall.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A REORGANIZATION?

     Acquired Fund shareholders will receive full and fractional Class I shares of the Acquiring Fund equal in value to their shares that they owned on the effective date of the reorganization.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR YOU?

     Unlike a transaction in which you direct Nicholas-Applegate to sell shares of one fund to buy shares of another, an exchange of shares pursuant to a reorganization is not considered a taxable event. The Funds themselves also will recognize no gains or losses as a result of a reorganization, except with respect to the Acquired Fund's assets that are sold in connection with its reorganization. Accordingly, you will not have to report any capital gains due to a reorganization, although you may receive a distribution of ordinary income and/or capital gains immediately before its reorganization to the extent that the Acquired Fund has undistributed income and/or gains.

     You should consult your tax advisor regarding any possible effect a reorganization might have on your tax situation, given your personal circumstances -- particularly regarding state and local taxes.

WHO WILL PAY FOR THE REORGANIZATION?

     The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the costs of any supplementary solicitation, will be borne by Nicholas-Applegate.

WHAT DOES THE BOARD RECOMMEND?

     The Board believes you should vote in favor of the reorganization. More importantly, however, the Board recommends that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum will be represented at the Meeting.

WHERE CAN I GET MORE INFORMATION ABOUT THE ACQUIRING FUND?

     We hope this Q&A has helped you better understand why we are making this proposal. If you have any questions, we encourage you to call us at 1-800-558-9105.

                        PROFESSIONALLY MANAGED PORTFOLIOS
                                  ON BEHALF OF
            THE NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Nicholas-Applegate International All-Cap Growth Fund (the "Fund"), formerly the Duncan-Hurst International Fund, will be held at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin on Friday, November 18, 2005, at 10:00 a.m., Eastern time to consider and act on the proposal noted below and to transact such other business as may properly come before the Special Meeting or any adjournments of the Special Meeting.

          ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization by and between the Professionally Managed Portfolios on behalf of the Fund and the Nicholas-Applegate Institutional Funds on behalf of the Nicholas-Applegate International All-Cap Growth Fund (which has the same name as the Fund, but is a different entity), and the transactions contemplated thereby.

          ITEM 2. To transact other business that properly comes before the Meeting or any adjournment thereof.

     The reorganization proposal is described in the accompanying
Prospectus/Proxy Statement.

     Only shareholders of record at the close of business on October 24, 2005, the record date for this Special Meeting, shall be entitled to vote at the Special Meeting or any adjournments of the Special Meeting.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     AS A SHAREHOLDER OF THE FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE PROFESSIONALLY MANAGED PORTFOLIOS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                       By Order of the Board of Trustees,

Chad E. Fickett
SECRETARY
Professionally Managed Portfolios
Milwaukee, Wisconsin
October 25, 2005

                              TRANSFER OF ASSETS OF
              NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
                 (FORMERLY THE DUNCAN-HURST INTERNATIONAL FUND)
               (A SERIES OF THE PROFESSIONALLY MANAGED PORTFOLIOS)
                        TO AND IN EXCHANGE FOR SHARES OF
              NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
             (A SERIES OF THE NICHOLAS-APPLEGATE INSTITUTIOAL FUNDS)

                                   ----------

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                             DATED OCTOBER 25, 2005

                                   ----------

      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FRIDAY, NOVEMBER 18, 2005

     This Combined Proxy Statement and Prospectus ("Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of the Professionally Managed Portfolios for the Special Meeting of Shareholders (the "Special Meeting") of the Nicholas-Applegate International All-Cap Fund (formerly the Duncan Hurst International Fund) (the "Fund") to be held on Friday, November 18, 2005, at 10:00 a.m., Eastern time. The meeting will be held at the offices of Fund, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

     As more fully described in this Statement, the purpose of the Special Meeting is to vote on a proposed Agreement and Plan of Reorganization (the "Reorganization"). In the Reorganization, the Nicholas-Applegate International All-Cap Growth Fund, a newly created portfolio of the Nicholas-Applegate Institutional Funds (the "Acquiring Fund") will acquire substantially all of the assets of the Nicholas-Applegate International All-Cap Growth Fund, a portfolio of the Professionally Managed Portfolios (the "Acquired Fund"), in exchange solely for its shares and the assumption of all of the Acquired Fund's liabilities, followed by the distribution of those shares to the Acquired Fund's shareholders. As a result, each of the Acquired Fund's shareholders will receive a number of full and fractional Class I shares of the Acquiring Fund having an aggregate value that on effective date of the Reorganization is equal to the aggregate value of the shareholder's Acquired Fund's shares. As soon as practicable following the distribution of the Acquiring Fund's Class I shares, the Acquired Fund will be terminated.

     This Statement sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Reorganization. This Statement should be retained for future reference. A copy of the Agreement and Plan of Reorganization is attached to this Statement as Exhibit A and is incorporated herein by reference.

     A Prospectus for the Acquired Fund (SEC File #811-05037), dated July 29, 2005, was previously provided to shareholders. Additional information concerning the Acquiring Fund is set forth in the Statement of Additional Information which accompanies this Statement, and additional information concerning the Acquired Fund is set forth in the Prospectus and Statement of Additional Information (SEC File #811-05037) dated July 29, 2005, on file with the Securities and Exchange Commission, and is available without charge upon oral or written request by writing or calling The Professionally Managed Portfolios at the address and telephone numbers listed under the section "Additional Information About Each Fund". The Securities and Exchange Commission maintains a website at http:\\www.sec.gov that contains the Prospectuses, Statements of Additional Information, material incorporated by reference and other information regarding The Professionally Managed Portfolios and other registrants that file electronically with the Securities and Exchange Commission. The information contained in the Prospectus and Statements of Additional Information is incorporated into this Statement by reference.

     The Notice, this Statement, and the accompanying proxy card are expected to first be sent to shareholders of the Acquired Funds on or about October 25, 2005.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARNATEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE PROFESSIONALLY MANAGED PORTFOLIOS OR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, OR THEIR RESPECTIVE INVESTMENT ADVISERS OR DISTRIBUTORS.

     VOTE REQUIRED: EACH PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE ACQUIRED FUND.

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
SYNOPSIS                                                                                       5

      Proposed Reorganization                                                                  5
      Reasons for Reorganization                                                               6
      Investment Adviser                                                                       6
      Federal Income Tax Consequences                                                          6

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS                                       6
      Principal Investments                                                                    6
      Principal Risk Considerations                                                            7
      Comparative Fee Table                                                                    8
      Example of Effect of Fund Expenses                                                       9
      Performance Information                                                                  9
      Purchase, Redemptions & Exchanges                                                       10
      Dividends and Other Distributions                                                       11

MORE INFORMATION ABOUT THE ACQUIRING FUND                                                     11

VOTING ITEMS -- THE AGREEMENT AND PLAN OF REORGANIZATION                                      26
      Description of the Reorganization Agreement                                             26
      Reasons for the Reorganization                                                          26
      Securities to Be Issued                                                                 28
      Federal Income Tax Consequences                                                         28

CAPITALIZATION                                                                                28

GENERAL INFORMATION                                                                           28
      Information Relating to Voting Matters                                                  28
      Outstanding Shares                                                                      29
      Shareholder and Board Approvals                                                         29
      Quorum                                                                                  29

ADDITIONAL INFORMATION ABOUT EACH FUND                                                        30
      The Trusts: Massachusetts Business Trust versus Delaware Business Trust                 30
         Liability of Shareholders                                                            30
         Election of Trustees; Shareholder Meetings                                           31
         Voting Rights of Shareholders                                                        31
      Principal Underwriters                                                                  31
      For More Information                                                                    31

OTHER BUSINESS                                                                                32

SHAREHOLDER INQUIRIES                                                                         32

EXHIBIT A: Agreement and Plan of Reorganization                                              A-1

                                    SYNOPSIS

     The following is a summary of certain background information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Statement, the Prospectus, Statement of Additional Information, Annual and Semi-Annual Reports of the Acquired Fund and the Agreement and Plan of Reorganization.

     At a meeting held on June 13, 2005, the Board of Trustees of the Acquired Fund (the "Board") approved Nicholas-Applegate Capital Management ("Nicholas-Applegate") as the interim adviser to the Acquired Fund, effective from July 1, 2005 through November 28, 2005, to replace Duncan Hurst Capital Management ("Duncan Hurst"), who had resigned as investment adviser of the Acquired Fund following the transfer of its international assets to Nicholas-Applegate. Nicholas-Applegate is also the investment adviser of the Nicholas-Applegate Institutional Funds, a registered investment company whose thirteen portfolios Nicholas-Applegate markets primarily to institutional investors. The Acquiring Fund is a portfolio of the Nicholas-Applegate Institutional Funds. At a meeting held on August 12, 2005 of the Board, Nicholas-Applegate asked the Board to approve an Agreement and Plan of Reorganization ("Reorganization"), subject to shareholder ratification, whereby the Acquired Fund and the Acquiring Fund would merge. At that meeting, the Board unanimously approved the Reorganization.

     The investment objectives, investment policies and restrictions of the Acquired Fund and the Acquiring Fund (collectively, the "Funds") are substantially similar. Both Funds seek long-term capital appreciation by investing primarily in a diversified portfolio of equity and equity-related securities of companies located in developed non-U.S. markets. Under normal market conditions the Acquired Fund and the Acquiring Fund will invest 80% of their total net assets in equity and equity-related securities of issuers located in a number of different countries, typically as many as fifteen to twenty-five countries outside the United States. The Acquired Fund and Acquiring Fund invest in companies of any size, from larger, well-established companies to smaller emerging growth companies. The Acquiring Fund may also lend portfolio securities on a short-term basis, up to 30% of its asset whereas the Acquired Fund does not lend portfolio securities. Both Funds share similar portfolio turnover between 100-150%. The investment objectives of either Fund may not be changed without a vote of the holders of a majority of the outstanding shares of the Funds.

     Shares of the Acquired Fund are sold on a 100% no-load basis, meaning that such shares may be purchased, redeemed, or exchanged at their net asset value without payment of a sales charge. In addition, the Acquired Fund does not charge Rule 12b-1 fees but does impose a redemption fee of 2.00% on shares held less than four months. Acquiring Fund shares will be soled on a 100% no-load basis and do not charge Rule 12b-1 fees. The Acquiring Fund will not impose a redemption fee. The purchase price for shares of the Acquired Fund and the Acquiring Fund is the net asset value next determined after the Acquiring Fund receives the shareholder's request in proper form. Please note that Acquiring Fund shares may be exchanged for shares in any of the other portfolios of the Nicholas-Applegate Institutional Funds.

PROPOSED REORGANIZATION

     Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all of Trustees who are not "interested persons" of the Acquired Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), have determined that the proposed Reorganization is in the best interests of the shareholders of the Acquired Fund. The Board recommends the approval of the Reorganization Agreement and related transactions by the shareholders of the Acquired Fund at the Special Meeting.

     Subject to shareholder approval, the Reorganization provides for: (a) the transfer to the Acquiring Fund of substantially all of the property, assets, liabilities and goodwill of the Acquired Fund (the "Acquired Fund Net Assets") in exchange for Class I shares of the Acquiring Fund equal in value ("Acquiring Fund Shares") to the Acquired Fund Net Assets; (b) the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund; and (c) the cancellation of all outstanding Acquired Fund Shares.

     As a result of the proposed Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund and will hold, upon consummation of the Reorganization, Acquiring Fund Shares having a net asset value equal to the net asset value of the Acquired Fund Shares held by the shareholder immediately before consummation of the Reorganization. Acquiring Fund offers shares in Class I, Class II, Class III and Class IV; however, only Class I is involved in this Reorganization.

     For further information, see the discussion below on whether to approve or disapprove the Reorganization, which includes a description of the Agreement and Plan of Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     In light of certain potential benefits and other factors, the Board including the Independent Trustees, determined that it is in the best interests of the Acquired Fund and its shareholders to reorganize into the Acquiring Fund. In making that determination, the Board of Trustees considered various issues, as described more fully under "Reasons for the Reorganization."

     The Board believes that the Reorganization with respect to the Acquired Fund in most cases will: (a) provide Acquired Fund shareholders with an investment fund that has the same investment adviser and investment objective, and substantially similar investment policies, restrictions, and investment strategies as the Acquired Fund; (b) provide Acquired Fund shareholders with overall expense ratios that are more favorable than those of the Acquired Fund;
(c) provide Acquired Fund shareholders with an opportunity to be invested in a fund that has the potential to achieve better economies of scale by being marketed under the Nicholas-Applegate name and to the institutional clients of Nicholas-Applegate and (d) provide Acquired Fund shareholders with a fund that affords greater investment opportunities by allowing no-load exchange privileges with other funds of the Nicholas-Applegate Institutional Funds.

     The Board also considered the reasonably likely risks and disadvantages of the Reorganization and determined that the Reorganization is likely to provide benefits to the Acquired Fund and their shareholders that outweigh any possible risks and disadvantages of the Reorganization. Finally, the Board concluded that there are no reasonably significant risks or disadvantages to the Acquired Fund or its shareholders from the Reorganization and that the interests of the Acquired Fund's shareholders would not be diluted.

     Similarly, the Board of Trustees of Nicholas-Applegate Institutional Funds, in approving the Reorganization, determined that it would be advantageous for its current shareholders to acquire the Acquired Fund Net Assets in exchange for the Acquiring Fund Shares and that the interests of the Acquiring Fund's existing shareholders would not be diluted.

INVESTMENT ADVISER

     Nicholas-Applegate, 600 West Broadway, San Diego, California 92101 is the investment adviser to the Acquiring Fund and the interim investment manager to the Acquired Fund. After consummation of the Reorganization, Nicholas-Applegate would continue to manage the Acquiring Fund, which would include assets from the Acquired Fund. As of June 30, 2005 Nicholas-Applegate had approximately $14 billion under management.

FEDERAL INCOME TAX CONSEQUENCES

     Counsel for this transaction will issue an opinion as of the Closing Date to the effect that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Acquired Fund, the Acquiring Fund, or their respective shareholders. See the discussion below on whether to approve or disapprove the Reorganization, which includes a description of the Reorganization Agreement.

             COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

PRINCIPAL INVESTMENTS

     The Acquired Fund is a series of the Professionally Managed Portfolios, a Massachusetts business trust. The Acquiring Fund is a newly created series of Nicholas-Applegate Institutional Funds, which is a Delaware business trust. The Acquiring Fund has no performance history.

     Nicholas-Applegate intends to manage the Acquiring Fund in a substantially similar investment style to that of the Acquired Fund. The objective of both Funds is to seek long-term capital growth by investing in a diversified portfolio of equity securities of companies located in developed markets outside the United States. This objective for each Fund cannot be changed without shareholder approval. Both Funds invest at least 80% of their total net assets in equity securities of companies in a number of different countries, typically as many as fifteen to twenty five outside the United States. Under normal circumstances, the Funds invest a minimum of 65% of their total net assets in equity securities of companies in as few as three, but typically invests in as many as fifteen to twenty five countries outside the United States. Both the Acquired Fund and the Acquiring Funds invest in companies of any size from larger, well-established companies to smaller, emerging growth companies. The Acquiring Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets whereas the Acquired Fund does not.

     Nicholas-Applegate will continue to conduct individual company analysis on a group of companies that meet its standards of positive change, sustainability and timeliness. It will continue to identify companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. Nicholas-Applegate will continue to focus on a "bottom-up" analysis of individual companies worldwide as well as a "top down" analysis to identify the most attractive sectors and countries for investment.

     The Acquired Fund and Acquiring Fund may invest in companies in lesser-developed countries, in various depositary receipts traded on domestic and foreign exchanges, as well as foreign securities traded in the U.S. markets.

     Vincent Willyard, CFA, will continue to be the lead portfolio manager for the Acquiring Fund. Mr. Willyard has served as the portfolio manager of the Acquired Fund since its inception and was employed by Duncan-Hurst Capital Management as an investment professional since 1994.

PRINCIPAL RISK CONSIDERATIONS

     The permitted investments of the Acquired Fund and the Acquiring Fund are substantially similar. The following is an overview of the principal risks involved in investing in the Acquiring Fund which are substantially similar to an investment in the Acquired Fund.

     - STOCK MARKET VOLATILITY -- The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events and market liquidity. Stock prices are unpredictable, may fall suddenly and continue to fall for extended periods.

     - NON-U.S. SECURITIES RISKS -- The prices of non-U.S. securities may be further affected by other factors, including

               CURRENCY EXCHANGE RATES -- The dollar value of the Acquiring Fund's non-U.S. investments will be affected by changes in the exchange rates between the U.S. dollar and the currencies in which those investments are traded.

               POLITICAL AND ECONOMIC CONDITIONS -- The value of the Acquiring Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic and taxation policies in those countries.

               REGULATIONS -- Non U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

               MARKETS -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many non U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

               EMERGING SECURITIES MARKETS -- To the extent that the Acquiring Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

     - SMALLER ISSUERS -- Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

     - SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Acquiring Fund on a timely basis and the Acquiring Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

     - ACTIVE PORTFOLIO TRADING -- A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

     - EMERGING SECURITIES MARKETS -- To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

COMPARATIVE FEE TABLE

     The following table sets forth the current fees and expenses of the Acquired Fund as of March 31, 2005, and the projected expenses of the Acquiring Fund. Excluding extraordinary expenses, the current fees and expenses of the Acquiring Fund are expected to remain unchanged as a result of the Reorganization.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

FEES AND EXPENSES

     The following table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

                                                                                             ACQUIRING FUND
SHAREHOLDER FEE                                                           ACQUIRED FUND        PRO FORMA
---------------                                                           -------------      --------------
Maximum sales charge imposed on Purchases                                      None                None
Maximum deferred sales load                                                    None                None
Redemption Fee (as a percentage of the amount redeemed)                        2.00%*              None

* The redemption fee applies only to those shares that an investor held for four months or less. The fee is payable to the Acquired Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Acquired Fund's transfer agent also charges a $15 redemption fee.

ANNUAL FUND OPERATING EXPENSES
------------------------------
Investment Management Fee                                                      1.25%               0.95%
Other Expenses                                                                 0.77%               0.56%
    Administrative Services                                                    None                0.15%
    Shareholder Service Fees                                                   None                0.15%
Total Annual Fund Operating Expenses                                           2.02%               1.81%
    Less Waiver/Reimbursement                                                - 0.54%             - 0.56%
NET ANNUAL FUND OPERATING EXPENSES                                             1.48%*              1.25%**

The Acquiring Fund has arrangements with its brokers, custodians, and third party service providers whereby commissions paid by the Acquiring Fund, interest earned on cash maintained with its custodian and income from securities lending arrangements are used to reduce Acquiring Fund expenses and offset fees. These arrangements will have no effect on the amount of fees that Nicholas-Applegate must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement through November 2006. If these expense reductions and fee offsets are taken into account, "Total
Annual Fund Operating Expenses" and "Net Expenses" would be as follows:

            TOTAL ANNUAL FUND OPERATING EXPENSES              NET EXPENSES
            ------------------------------------              ------------
                            1.56%                                 1.00%

** Duncan-Hurst has contractually agreed to limit the Acquired Fund's total expenses by reducing all or a portion of their fees and reimbursing the Fund for expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.48%. Any reduction in advisory fees of payment of expenses made by Duncan-Hurst Capital Management is subject to reimbursement by the Acquired Fund if requested by Duncan-Hurst in subsequent fiscal years where total fund operating expenses fall below the Acquired Fund's expense cap. Duncan-Hurst may recoup reimbursements anytime before the end of the third fiscal year following the year to which the fee waiver and or expense absorption relates.

* Nicholas-Applegate has contractually agreed to waive or defer its management fees and to absorb other operating expenses otherwise payable through November 30, 2006 by the Acquiring Fund so that Total Annual Operating Expenses of the Acquiring Fund do not exceed 1.25%. Nicholas-Applegate reserves the right under certain circumstances to be reimbursed for any waiver of its fees or expenses paid on behalf of the Acquiring Fund if the Acquiring Fund's expenses are less than 1.25%. Nicholas-Applegate may not amend the fee waiver agreement without the consent of the Acquired Fund Board of Trustees.

EXAMPLE OF EFFECT OF FUND EXPENSES

     The following Example is intended to help you compare the cost of investing the Acquiring Fund assuming Acquired Fund shareholders approve the Reorganization.

     An investor in the Acquired Fund or the Acquiring Fund would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) investment for the time periods indicated (3) reinvestment of all dividends and other distributions, (4) the Fund's operating expenses are the same and (5) redemption of all shares at the end of the following periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                         ONE YEAR      THREE YEARS     FIVE YEARS     TEN YEARS
                                                         --------      -----------     ----------     ---------
ACQUIRED FUND:
Professionally Managed Portfolios
International All-Cap Growth Fund                         $  155         $  612         $  1,115       $  2,611

ACQUIRING FUND:
Nicholas-Applegate Institutional Funds
International All-Cap Growth Fund                         $  131         $  540         $    991       $  2,332

     The example above does not take into account any offset arrangements that the Acquiring Fund will enter into with its brokers, custodians, and third party service providers. If these offset credits described were applied to the above example, your cost for the 1, 3, 5 and 10-year periods would be as follows:

ACQUIRING FUND:
Nicholas-Applegate Institutional Funds
International All-Cap Growth Fund                         $  105         $  458         $    846       $  2,001

PERFORMANCE INFORMATION

The Acquiring Fund is a new fund and has no prior performance and will adopt the performance history of the Acquired Fund. The bar chart and the performance table below provide some indication of the risks of an investment in the Acquired Fund and compares the Acquired Fund's performance with a broad measure of market performance. Of course, the Acquired Fund's past performance does not necessarily represent how the Acquiring Fund will perform in the future.*+

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004


                             Fund
Date                   Plotpoints
----------------------------------
30-Jun-99              250,000.00
31-JUL-99              250,080.00
31-AUG-99              250,135.77
30-SEP-99              250,185.54
31-OCT-99              250,408.71
30-NOV-99              251,171.46
31-DEC-99              251,744.88
31-JAN-00              251,826.70
29-FEB-00              252,581.17
31-MAR-00              252,201.29
30-APR-00              251,806.59
31-MAY-00              251,626.80
30-JUN-00              251,791.87
31-JUL-00              251,682.09
31-AUG-00              251,786.54
30-SEP-00              251,646.54
31-OCT-00              251,435.41
30-NOV-00              251,164.36
31-DEC-00              250,372.95
31-JAN-01              250,279.81
28-FEB-01              250,058.81
31-MAR-01              249,798.50
30-APR-01              249,903.16
31-MAY-01              249,870.68
30-JUN-01              249,772.23
31-JUL-01              249,628.61
31-AUG-01              249,541.74
30-SEP-01              249,222.82
31-OCT-01              249,334.48
30-NOV-01              249,527.96
31-DEC-01              249,550.92
31-JAN-02              249,498.01
28-FEB-02              249,459.34
31-MAR-02              249,616.50
30-APR-02              249,572.07
31-MAY-02              249,602.26
30-JUN-02              249,531.63
31-JUL-02              249,233.19
31-AUG-02              249,176.86
30-SEP-02              248,959.33
31-OCT-02              248,978.75
30-NOV-02              249,060.66
31-DEC-02              248,925.17
31-JAN-03              248,880.62
28-FEB-03              248,840.30
31-MAR-03              248,824.87
30-APR-03              249,107.53
31-MAY-03              249,297.10
30-JUN-03              249,344.47
31-JUL-03              249,471.14
31-AUG-03              249,619.82
30-SEP-03              249,680.48
31-OCT-03              249,887.96
30-NOV-03              249,860.48
31-DEC-03              250,023.14
31-JAN-04              250,110.89
29-FEB-04              250,132.90
31-MAR-04              250,182.68
30-APR-04              250,100.12
31-MAY-04              250,059.10
30-JUN-04              250,094.36
31-JUL-04              249,986.82
30-AUG-04              249,986.82
30-SEP-04              250,082.82
31-OCT-04              250,140.09
30-NOV-04              250,361.21
31-DEC-04              250,449.59

Best Quarter          Q4' 99       +74.54%
Worst Quarter         Q3' 02       -21.47%

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

* The Fund's year-to-date return as of September 30, 2005 was 7.38%. During the period shown in the bar chart, the Fund's highest quarterly return was 74.54% for the quarter ended December 31, 1999 and the lowest quarterly return was -44.02% for the quarter ended
     December 31, 2000.


+ The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been lower.


                                                                                                   SINCE
                                                                      ONE YEAR      FIVE YEAR    INCEPTION(1)
                                                                     -----------    ---------    ------------
NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
("ACQUIRED FUND")
Return Before Taxes                                                     17.66%        -6.45%         5.54%
Return After Taxes on Distributions (2)                                 17.59%        -9.02%         2.90%
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)      11.58%        -6.84%         3.15%
MSCI EAFE INDEX (4)                                                     20.25%        -1.13%         2.63%

(1)  Class I shares of the Acquired Fund commenced operations on June 30, 1999.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3) The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures because it assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

(4) The Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is an unmanaged, broad-based market index of selected companies in 21 developed countries. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

PURCHASES

     The purchase, redemption, and exchange privileges for the Acquiring Fund and the Acquired Fund are similar in many respects but there are some differences. Shares of the Acquired Fund and the Acquiring Fund are sold on a continuous basis at the net asset value per share ("NAV") next computed after receipt of a purchase order in good form. The NAV of both Funds is determined each day that the New York Stock Exchange is open as of the close of regular trading. Shares of both Funds may be purchased by wire transfer, telephone exchange, or check by mail. The minimum initial investment in the Acquiring Fund is $250,000 and the minimum subsequent investment is $10,000; the minimum initial investment in the Acquired Fund is $25,000 and the minimum subsequent investment is $1,000. However, the minimum investment requirements for the Acquiring
Fund will be waived for existing shareholders of the Acquired Fund who transfer their accounts(s) to the Acquiring Fund as a part of the Reorganization. Moreover, the minimum investment requirements for the Acquiring Fund may be waived for purchases of shares made by current or retired trustees, members, officers, and employees of the Nicholas-Applegate Institutional Funds, Nicholas-Applegate Securities, LLC, Nicholas-Applegate, and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees thereof.

REDEMPTIONS

     Shares of both Funds may be redeemed at the option of shareholders by wire transfer, telephone exchange, or check by mail. Redemptions are made at the NAV per share next determined after a request in proper form is received at the offices of each Fund. However, the Acquired Fund imposes a 2% redemption fee on shares redeemed within four months of purchase. If shares of the Acquiring Fund are purchased with a check that has not yet cleared, payment will be delayed until after the check has cleared. The maximum amount that may be redeemed by phone from the Acquiring Fund is $50,000. Both Funds reserve the right to make payment wholly or partly in securities with a market value equal to the redemption price.

EXCHANGES

     Shares of the Acquiring Fund may be exchanged on any business day for shares of any other available fund within the Nicholas-Applegate Institutional Funds at the NAV next determined after a request in proper form is received at the offices of the Acquiring Fund. Shares of the Acquired Fund have no exchange privileges with any other fund managed by Nicholas-Applegate.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund earns investment income in the form of dividends and interest on investments. Each Fund pays dividends based solely on its investment income. Each Fund's policy is to annually distribute most or all of its net earnings in the form of dividends to its shareholders, at the discretion of each Fund's respective Board. Dividends are automatically reinvested in additional shares of the distributing Fund at the NAV per share on the payable date unless otherwise requested.

     Each Fund also realizes capital gains and losses when it sells securities for more or less than it paid. If a Fund's total gains on these sales exceed total losses thereon (including losses carried forward from previous years), the Fund has net capital gains. Net realized capital gains, if any, are distributed to each Fund's shareholders at least annually, usually in November or December. Capital gain distributions are automatically reinvested in additional shares of the distributing Fund on the payable date unless otherwise requested.

     Dividends received from each Fund are generally taxable. Dividends from each Fund's long-term capital gains, determined by the length of time the Fund held an asset rather than the length of time a shareholder holds share of the Fund, are taxable as capital gains. Dividends from other sources are generally taxable as ordinary income.

                   MORE INFORMATION ABOUT THE ACQUIRING FUND

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Investment Adviser conducts "bottom-up" individual company analysis on a group of companies that meet the Investment Adviser's standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A "top-down" analysis is conducted to confirm the results of "bottom-up" scrutiny, and help identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth and positioned in strong growth areas, typically in as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size from larger, well-established companies to smaller, emerging growth companies, and may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets.

The Fund may invest in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants.

[GRAPHIC]

PRINCIPAL INVESTMENTS

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different countries throughout the world. The Fund's investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- Stock Market Volatility--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SMALLER ISSUERS--Investments in small-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

- NON-U.S. SECURITIES RISKS--The prices of non-U.S. securities may be further affected by other factors, including:

      CURRENCY EXCHANGE RATES--The dollar value of the Fund's non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      POLITICAL AND ECONOMIC CONDITIONS--The value of the Fund's non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      REGULATIONS--Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

      MARKETS--The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

      EMERGING SECURITIES MARKETS--To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund's after tax performance.

- EQUITY-LINKED SECURITIES--Investments in equity-linked securities carry the additional risk of counterparty default. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. There can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

See "Principal Strategies, Risks and Other Information" starting on page 12.

[GRAPHIC]

PAST PERFORMANCE

The Fund is a new fund and does not yet have a full calendar year of performance.

[GRAPHIC]

INVESTOR FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expense are paid out of the Fund assets, so their effect is included in the share price. The Fund has no sales charge (load) or 12b-1 distribution fees.

                                              CLASS I
Management fee                                  0.95%
Distribution fee (12b-1 fee)                    None
Other expenses+                                 0.86%
   Administrative Services Fee                  0.15%
   Shareholder Services Fee                     0.15%
Total Annual Fund Operating Expenses            1.81%
Waiver of Fund Expenses                         0.56%
NET EXPENSES                                    1.25%

+ THE FUND'S "OTHER EXPENSES" ARE ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND REDUCES EXPENSES BY A PORTION OF THE BROKERAGE COMMISSIONS PAID BY IT AND BY OFFSETS TO CUSTODIAL AND OTHER FEES BASED UPON THE AMOUNT OF SECURITIES LENT TO THIRD PARTIES AND CASH MAINTAINED WITH ITS CUSTODIAN. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" AND "NET EXPENSES" WOULD BE 1.56% AND 1.00%, RESPECTIVELY.

THE INVESTMENT ADVISER HAS CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEES AND TO REIMBURSE OTHER OPERATING EXPENSES OTHERWISE PAYABLE BY THE FUND THROUGH 3/31/06. THE INVESTMENT ADVISER MAY NOT AMEND THE FEE WAIVER AGREEMENT WITHOUT THE CONSENT OF THE FUND. SEE "EXPENSE WAIVERS" ON PAGE (UPDATE).

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS FOR THE 1 AND 3 YEAR PERIODS
WOULD BE $131 AND $540, RESPECTIVELY.

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE $105 AND $458, RESPECTIVELY.

SIMPLIFIED ACCOUNT INFORMATION

                                                           OPENING AN ACCOUNT
This is the minimum initial           Class I      $     250,000
investment

Use this type of                      New Account Form or IRA Application
application

Before completing the                 The Fund offers a variety of features, which are described
application                           in the "Your Account" section of this prospectus. Please
                                      read this section before completing the application.

Completing the                        If you need assistance, contact your financial
application                           representative, or call us at (800) 551-8043.

If you are sending money by CHECK     Mail application and check, payable to: Nicholas-Applegate
                                      Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480
                                      Express mail to: UMBFS, 803 West Michigan Street, Milwaukee,
                                      WI 53233-2301 c/o Nicholas-Applegate. The Trust will not
                                      accept third-party checks.

If you are sending money by BANK      Please read the bank wire or ACH section under the "Buying
WIRE or ACH                           Shares" section below. You will need to obtain an account
                                      number by sending a completed application to:
                                      Nicholas-Applegate Institutional Funds, PO Box 480,
                                      Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West
                                      Michigan Street, Milwaukee, WI 53233-2301. To receive your account number, contact your financial representative or
                                      call us at (800) 551-8043.

                                                              BUYING SHARES
The price you will receive            The Fund is open on days that the New York Stock
                                      Exchange is open. All transactions received in good order
                                      before the market closes (normally 4:00 p.m. Eastern time)
                                      receive that day's NAV.

                                      Instruct your bank to wire the amount you wish to invest to:
                                      UMB Bank, N.A.
                                      Kansas City, MO
                                      ABA# 101000695
                                      For credit to: Nicholas-Applegate Institutional Funds
If you are sending money              Account# 9871062937
by BANK WIRE                          For further credit to:
                                      Investor Account #
                                      Name or Account Registration
                                      SSN or TIN
                                      Identify International All Cap Growth Fund

                                      Call your bank to ensure (1) that your bank supports ACH,
                                      and (2) this feature is active on your bank account. To
If you are sending money              establish this option, either complete the appropriate
by ACH                                sections when opening an account, contact your financial
                                      representative, or call us at (800) 551-8043 for further
                                      information. To initiate an ACH purchase, call the Trust -
                                      at (800) 551-8043.

                                      As part of a Fund's responsibility for the prevention of
Anti-Money Laundering                 money laundering, each Fund may require a detailed
Regulations                           verification of a shareholder's identity, any beneficial
                                      owner underlying the account and the source of the payment.

                                                            EXCHANGING SHARES
This is the minimum                   Class I      $     250,000
exchange amount to open
a new account

                                      The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the
The price you will receive            market closes (normally 4:00 p.m. Eastern time) receive that day's NAV. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

                                      The exchange must be to an account with the same
                                      registration. If you intend to keep money in the Fund you
                                      are exchanging from, make sure that you leave an amount
Things you should know                equal to or greater than the Fund's minimum account size
                                      (see the "Opening an Account" section). To protect other
                                      investors, the Trust may limit the number of exchanges you can make.

                                      Contact your financial representative, or call us at (800)
How to request an                     551-8043. The Fund will accept a request by phone if this
exchange by PHONE                     feature was previously established on your account. See the
                                      "Your Account" section for further information.

                                      Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account
How to request an                     number you are exchanging from, the shares or dollar amount
exchange by MAIL                      you wish to exchange, and the Fund you wish to exchange to.
                                      Mail this request to: Nicholas-Applegate Institutional
                                      Funds, PO Box 480, Milwaukee, WI 53201-0480 Express mail to:
                                      UMBFS, 803 West Michigan Street, Milwaukee, WI 53233-2301.

                                                     SELLING OR REDEEMING SHARES
                                                IN WRITING                     BY PHONE

                                                                    Selling shares by phone is a
                                                                    service option which must be
                                                                    established on your account
                                                                    prior to making a request. See
                                                                    the "Your Account" section, or
                                      Certain requests may require  contact your financial
                                      a signature guarantee. See    representative, or call the
Things you should know                the next section for further  Trust at (800) 551-8043 for
                                      information. You may sell up  further information. The
                                      to the full account value.    maximum amount which may be
                                                                    requested by phone, regardless
                                                                    of account size, is $50,000.
                                                                    Amounts greater than that must
                                                                    be requested in writing. If
                                                                    you wish to receive your
                                                                    monies by bank wire, the
                                                                    minimum request is $5,000.

                                      If you purchased shares through a financial representative or plan administrator/sponsor, you should call them
                                      regarding the most efficient way to sell shares. If you
                                      bought shares recently by check, payment may be delayed
                                      until the check clears, which may take up to 15 calendar
                                      days from the date of purchase. Sales by a corporation,
                                      trust or fiduciary may have special requirements. Please
                                      contact your financial representative, a plan
                                      administrator/sponsor or us for further information.

                                                     SELLING OR REDEEMING SHARES
                                                IN WRITING                     BY PHONE
                                      The Fund is open on days that the New York Stock Exchange is
The price you will receive            open. All transactions received in good order before the
                                      market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

                                      Please put your request in
                                      writing, including: the name
                                      of the account owners,
                                      account number and Fund you
                                      are redeeming from, and the
                                      share or dollar amount you
                                      wish to sell, signed by all
                                      account owners. Mail this     Contact your financial
If you want to receive                request to:                   representative, or call us at
your monies by BANK WIRE              NICHOLAS-APPLEGATE            (800) 551-8043. The proceeds
                                      INSTITUTIONAL FUNDS,          will be sent to the existing
                                      PO BOX 480, MILWAUKEE,        bank wire address listed on
                                      WI 53201-0480.                the account.
                                      Express mail to: UMBFS,
                                      803 West Michigan Street,
                                      Milwaukee, WI 53233-2301.
                                      The proceeds will be sent to
                                      the existing bank wire
                                      address listed on the
                                      account.

                                                                    Contact your financial
                                                                    representative, or call us at
                                                                    (800) 551-8043. The proceeds
                                                                    will be sent in accordance
If you want to receive                Please call us at             with the existing ACH
your monies by ACH                    (800) 551-8043.               instructions on the account
                                                                    and will generally be received
                                                                    at your bank two business days
                                                                    after your request is received
                                                                    in good order.

                                      The Fund intends to pay in cash for all shares redeemed, but the Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When the Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and
                                      assumes the market risk during the time required to convert
Redemption in Kind                    the securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the Investment Company
                                      Act, pursuant to which it is obligated to pay in cash all
                                      requests for redemptions by any shareholder of record,
                                      limited in amount with respect to each shareholder during
                                      any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

                                                          SIGNATURE GUARANTEES
                                      A signature guarantee from a financial institution is
                                      required to verify the authenticity of an individual's
A definition                          signature. Signature guarantees must be issued by a
                                      participant in a medallion program endorsed by the
                                      Securities Transfer Association. Approved programs currently include STAMP, SEMP and MSP.

                                      A signature guarantee is needed when making a written
                                      request for the following reasons:
                                      1. When selling more than $50,000 worth of shares;
When you need one                     2. When you want a check or bank wire sent to a name or
                                      address that is not currently listed on the account;
                                      3. To sell shares from an account controlled by a
                                      corporation, partnership, trust or fiduciary; or
                                      4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investments for opening an individual account is $250,000.

Certain omnibus accounts may not combine the assets of the underlying investor in order to satisfy the investment minimum. In addition, the Investment Adviser may take into account the aggregate assets that the shareholder has under management with the Investment Adviser. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of Nicholas-Applegate Institutional Funds (the "Trust"), the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. Eligibility for different classes of the Fund depends upon the shareholder meeting either (i) the investment minimums set forth above, (ii) the total market value of all the shareholder's assets managed by the Investment Adviser and its affiliates or (iii) what the Investment Adviser and shareholder may negotiate at arm's length. The Fund may only accept orders for shares in states where it is legally able to offer shares.

The Fund may discontinue sales of its shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing shareholders invested in the Fund would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains and distributions, absent highly unusual circumstances.

ANTI-MONEY LAUNDERING PROGRAM. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

PRICING OF SHARES. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Fund's net assets by the number of its shares outstanding.

Securities traded in non-U.S. countries may not take place on all business days of the New York Stock Exchange, and may occur in various non-U.S. markets on days which are not business days of the New York Stock Exchange. Accordingly, the Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.


NAV is based on the market value of the securities in the Fund's portfolio, equity holdings are valued on the basis of market quotations or official closing prices. If market quotations, official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will value the security at fair value in accordance with procedures approved by the Fund's Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Fund does not calculate its NAV and thus may affect the Fund's NAV on days when shareholders will not be able to purchase or redeem Fund shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. The Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Fund. The Fund reserves the right to refuse any purchase order.

The Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Fund reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities laws.

PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class only if you are eligible to purchase shares of such class.

MARKET TIMING. The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Fund, the Investment Adviser monitors trading activity and the Trust will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Because the Fund invests in markets throughout the world, it may be especially susceptible to market timing if it allowed excessive trades that can take advantage of the different times that overseas markets are open. The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

REDEMPTIONS IN KIND. When the Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Fund will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, the Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.


At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Fund are electronically recorded. The Fund does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in the Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

ELECTRONIC DELIVERY. The Fund can deliver prospectuses, account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of NACM.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and the Fund will begin to send paper copies of these documents within 30 days of receiving your notice.

SEMI-ANNUAL REPORTS AND PROSPECTUSES. The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor(see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

DIVIDENDS. The Fund generally distribute most or all of its net earnings in the form of dividends. The Fund pays dividends of net investment income annually.

Any net capital gains are distributed annually. Annual dividends and net capital gains are normally distributed in the last calendar quarter.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from the Fund's long-term capital gains, determined by the length of time the Fund held an asset, rather than the length of time you held the Fund, are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than the minimum investment, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance. See "Automatic Share Conversion" below.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in the Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Fund at 1-800-551-8043.

AUTOMATIC SHARE CONVERSION. The account of any shareholder in any class shall be automatically converted into the shares of a class of the Fund with a higher shareholder account minimum if the shares in such account have a value equal to or higher than such minimum as of the end of each calendar quarter. The account of any shareholder in any class shall be automatically converted into the shares of a class with lower shareholder account minimum if, by reason of the redemption of shares, the value of the shares in such account is less than the shareholder account minimum for the account's class as determined at the end of each calendar quarter. All conversions pursuant to this paragraph shall be made at the respective net asset values determined as of the end of the day in which the account is converted.

The automatic conversion does not apply to omnibus accounts maintained by intermediaries (e.g. sub transfer agents, record keepers, etc.) that have revenue sharing arrangements with the Distributor or the Investment Adviser.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund,subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Fund are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Founded in 1984, the Investment Adviser currently manages approximately $15 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

The Fund pays the Investment Adviser a monthly fee pursuant to an investment advisory agreement. The Fund pays an advisory fee monthly at the annual rate of 0.95% its average net assets.

ADMINISTRATIVE SERVICES

The Investment Adviser provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to an Administrative Services Agreement. Under this Agreement, the Fund pays the Investment Adviser an Administrative fee of up to 0.15% per annum of the Fund's average daily net assets.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with the Distributor under which the Fund will pay the Distributor up to 0.15% of the average daily assets of the Fund to pay financial institutions, including the Investment Adviser, for certain personal services for shareholders and for the maintenance of shareholder accounts. The Investment Adviser may make additional payments from its own resources to intermediaries for providing certain services for shareholders and for the maintenance of shareholder accounts. This in no way affects the advisory fee paid by the Fund. Contact the Investment Adviser for more information.

EXPENSE WAIVERS

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Fund so that total operating expenses (excluding taxes, interest, brokerage and extraordinary expenses of the Class I) do not exceed 1.25%, respectively, as an average of the Fund's daily net assets through March 31, 2006.

The Fund reduces expenses by offsets to custodial and other fees based upon the amount of securities lent to third parties and cash maintained with its custodian. These offset arrangements will have no effect on the amount of fees that the Investment Adviser must waive or expenses that it must otherwise reimburse under the Expense Limitation Agreement.

MULTI CLASS STRUCTURE

The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares is the level of shareholder service and administrative service fees that the classes bear for the client and shareholder service, administrative services, reporting and other support, reflecting the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service and administrative service fees are lower for classes where the eligibility criteria require greater total assets under the Investment Adviser's management.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades the Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 150% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a lead portfolio manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of the Fund's portfolio is performed by Vincent Willyard, CFA Lead Portfolio Manager. The Statement of Additional Information provides additional information about Mr. Valeiras' and Mr. Willyard's compensation, other accounts managed by them and their ownership of securities of the Fund. Mr. Willyard is primarily assisted by Joseph Devine and Barry Kendall. Information regarding the portfolio management team is listed below.

HORACIO A. VALEIRAS, CFA

MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Responsible for overseeing all investment and trading functions within the firm

Joined firm in August 2002, previously Managing Director at Morgan Stanley
     Investment management (1997-2002); 15 years prior experience with Morgan Stanley Investment Management; Miller, Anderson & Sherrerd; and Credit Suisse First Boston

M.B.A.--University of California, Berkeley
     S.M.--Mssachusetts Institute of Technology
     B.S.--Virginia Tech

- MR. VALEIRAS HAS MANAGED THE FUND SINCE ITS INCEPTION.

VINCENT WILLYARD, CFA

MANAGING DIRECTOR, PORTFOLIO MANAGER, INTERNATIONAL ALL CAP AND INTERNATIONAL SMALL CAP

Joined firm in 2005, previously portfolio manager of Duncan-Hurst Capital
     Management's International Growth Equity and International Small-Cap Growth Equity strategies (1998-2005); over 10 years prior experience with Duncan-Hurst Capital Management and Fidelity Investment
     Advisors Group

M.B.A.--Northeastern University
     B.A.--UCLA

- MR. WILLYARD HAS MANAGED THE FUND SINCE ITS INCEPTION.

INVESTMENTS TEAM

The portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to Mr. Valeiras and Mr. Willyard, is also comprised of the portfolio managers of other Nicholas-Applegate strategies, research analysts and other investment professionals. The Fund is primarily assisted by Joseph Devine and Barry Kendall. Team members provide research reports and make securities recommendations with respect to the Fund's portfolio; however Mr. Valeiras and Mr. Willyard only are responsible for day-to-day management of the Fund.

JOSEPH DEVINE

SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, PACIFIC RIM AND EMERGING MARKETS OPPORTUNITIES

Joined firm in 2005, previously portfolio manager and research analyst at Duncan-Hurst Capital Management; over 10 years prior experience with Duncan-Hurst Capital Management; Peregrine Investment Holdings; C.S. First Boston; and Merrill Lynch

B.S.--University of Southern California

BARRY KENDALL

VICE PRESIDENT, INVESTMENT ANALYST

Joined firm in 2005, 7 years previous experience as a research analyst and equity trader at Duncan-Hurst Capital Management

B.A.--Tulane University
     M.H.A.--Duke University

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUND

The Fund's goal and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, the Fund's investment policy may be changed without shareholder approval. The Fund will provide shareholders with at least 60 days prior notice of a change in the Fund's investment policy. There can, of course, be no assurance that the Fund will achieve its investment goal.

The Fund may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

MARKET DISRUPTION

As a result of the terrorist attack on the World Trade Center and Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks have led to unusual short-term market volatility and may have long-term effects on the U.S. and world economies and markets. A similar disruption of the financial markets could impact the market risk, liquidity risk and interest rate risk relating to your investment.

INTERNATIONAL INVESTMENT RISKS AND CONSIDERATIONS

CURRENCY FLUCTUATION. When the Fund invests in instruments issued by non-U.S. companies, the principal, income and sales proceeds must be paid to the Fund in local non-U.S. currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of the Fund's investments. Also, the Fund may incur costs when converting from one currency to another.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of non-U.S. countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many non-U.S. countries continue to exercise substantial control over private enterprise and own or control many companies. Government actions such as imposition of exchange control regulation, withholding taxes, limitations on the removal of funds or other assets, expropriation of assets and confiscatory taxation could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.

INFLATION. Certain countries, especially many emerging market countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

DIFFERENCE IN SECURITIES MARKETS. The securities markets in non-U.S. countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in non-U.S. countries, to the extent that established markets exist, are in the earlier states of their development. The limited liquidity of certain securities markets may affect the ability of the Fund to buy and sell securities at the desired price and time.

Trading practices in certain non-U.S. countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Investment Adviser will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Fund are not fully invested, or could result in the Fund being unable to sell a security in a falling market.

CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in non-U.S. markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many non-U.S. countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in non-U.S. countries than in the United States, and enforcement of existing regulations may be extremely limited.

FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in non-U.S. countries are generally subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

EQUITY-LINKED SECURITIES AND RISKS

The Fund may purchase Equity-Linked Securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk there is of the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

TEMPORARY INVESTMENTS AND RISKS

The Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISK

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned on U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

NON PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

The Fund may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to the Fund's index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in non-U.S. currency forward contracts.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

               VOTING ITEMS: AGREEMENT AND PLAN OF REORGANIZATION

DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization will be consummated are set forth in the Agreement and Plan of Reorganization which is attached as Exhibit A (the "Reorganization Agreement"). Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement.

     The Reorganization Agreement provides that at the Closing Date the Acquiring Fund will acquire substantially all of the property and assets of the Acquired Fund in exchange solely for Class I shares of the Acquiring Fund and the Acquiring Fund's assumption of all liabilities of the Acquired Fund.

     In exchange for the transfer to the Acquiring Fund of the Acquired Fund's assets, the Acquiring Fund will simultaneously issue at the Closing Date full and fractional Acquiring Fund Class I shares to the Acquired Fund for distribution PRO RATA by the Acquired Fund to its shareholders. The number of Acquiring Fund Class I shares so issued by the Acquiring Fund will have an aggregate net asset value equal to the value of the net assets of the Acquired Fund on the Closing Date.

     Following the close of business on the Closing Date, the Acquired Fund will distribute PRO RATA to its shareholders the Acquiring Fund Class I shares received by the Acquired Fund in liquidation thereof. Each shareholder owning Acquired Fund Shares at the Closing Date will receive an amount of the corresponding Acquiring Fund Class I shares equal to the value of their Acquired Fund Shares.

     The Reorganization is subject to a number of conditions, including, among other things: (a) approval of the Reorganization Agreement and the transactions contemplated thereby, as described in this Statement, by the Acquired Fund's shareholders; (b) the receipt of certain legal opinions of the Reorganization Agreement (which include a legal opinion that the Acquiring Fund shares issued to Acquired Fund shareholders in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid, and non-assessable and a legal opinion that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to any Acquired Fund of Acquiring Fund; (c) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and (d) the parties' performance of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date will be on November 18, 2005, or such other date as is agreed to by the parties.

     The Reorganization Agreement provides that Nicholas-Applegate shall be responsible for the payment of all reasonable expenses incurred in connection with entering into and carrying out the Reorganization (which expenses include the fees and disbursements of attorneys and auditors and proxy printing and solicitation expenses).

     The Reorganization Agreement and the Reorganization described herein may be abandoned at any time prior to the Closing Date by the mutual consent of the parties to the Reorganization Agreement. In such event, there shall be no liability for damages on the part of any Fund, or its respective Board of Trustees or officers, but Nicholas-Applegate shall bear all expenses incidental to the preparation and carrying out of the Reorganization Agreement. The Reorganization Agreement provides further that at any time prior to or after approval of the Reorganization Agreement by the Acquired Fund's shareholders, the Acquired Fund and Acquiring Fund, by written agreement, may amend, modify, or supplement the Reorganization Agreement. The Reorganization Agreement further provides that no such amendment, modification, or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Reorganization Agreement to the detriment of the Acquired Fund shareholders, unless the Acquired Fund shareholders approve such change or unless the amendment merely changes the Closing Date.

REASONS FOR THE REORGANIZATION

     The predecessor investment adviser to the Acquired Funds, Duncan-Hurst Capital Management ("Duncan-Hurst") and the investment adviser to the Acquiring Funds, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), had entered into an Asset Purchase Agreement, dated June 30, 2005 that, in addition to the duties and responsibilities described in the Reorganization Agreement also memorializes the proposed remuneration to be received by Duncan-Hurst in connection with the proposed transaction. The acquisition by Nicholas-Applegate of the rights to manage Duncan-Hurst Capital management's international assets was mutually agreed upon by each company to enhance Nicholas-Applegate's international equity capabilities while Duncan-Hurst Capital Management will continue to focus on its core strength in the management of U.S. growth equities. Nicholas-Applegate and Duncan-Hurst Capital Management each share a similar heritage of growth stock investing and trace their roots back to pacific Century Advisers, a subsidiary of Security Pacific Bank. Both companies received financial benefits from this agreement. As consideration for the assets to be acquired, Nicholas-Applegate has agreed to pay a portion of its investment management fees to Duncan-Hurst earned on assets invested in international all-cap growth and international small cap growth strategies until June 30, 2010. This transaction enabled Duncan-Hurst to exit the business of managing international growth assets and concentrate its resources on managing US assets.

     Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board has unanimously determined that the proposed Reorganization is in the best interest of the shareholders, that the terms are fair and reasonable, and the interests of the Acquired Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends the approval of the Reorganization Agreement by such shareholders at the Special Meeting. In approving the Reorganization, the Board, including a majority of the Independent Trustees, considered a number of factors, including the following:

     (1) there would be no change in the investment adviser, Nicholas-Applegate, and the portfolio management team;

     (2) the similarity of the Acquiring Fund's investment objectives, policies, risks and restrictions with those of the Acquired Fund and the fact that the two Funds are duplicative;

     (3) expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, including the planned expense limitation arrangements offered by Nicholas-Applegate and the fact that existing shareholders would experience a significant reduction in Acquired Fund operating expenses;

     (4) the difficulty the Acquired Fund has experienced in attracting assets and the opportunity affored by being a series of a larger more established nutual fund complex;

     (5) the terms and conditions of the Reorganization, whether it is in the best interests of the Acquired Fund shareholders and whether it would result in a dilution of the interest of current shareholders;

     (6) the fact that Duncan-Hurst Capital Management has determine that it does not want to continue to engage in the management of international assets and wants to focus on U.S. equity management for institutional clients, so that in any event Duncan-Hurst Capital Management would no longer be available to manage the Acquired Fund and that in furtherance of this goal Duncan-Hurst Capital Management has entered into an Asset Purchase Agreement with Nicholas-Applegate to sell certain assets related to the management of the Acquired Fund;

     (7) Nicholas-Applegate's commitment to pay for the expenses of the Reorganization;

     (8) the tax free-free nature of the Reorganization to Acquired Fund and its shareholders.

     Similarly, at meetings of the Board of Trustees of Nicholas-Applegate Institutional Funds held on August 12, 2005, the Board of Trustees of the Acquiring Fund considered the proposed Reorganization with respect to the Acquiring Funds. Based on their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees unanimously determined that (a) the proposed Reorganization would be in the best interests of the Nicholas-Applegate Institutional Funds and their shareholders, and (b) the interests of the existing shareholders will not be diluted as a result of the proposed Reorganization.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Nicholas-Applegate Institutional Funds are registered with the Securities and Exchange Commission as an open-end management investment company. The Acquiring Fund is a series of the Nicholas-Applegate Institutional Funds. Shares of the Acquiring Fund entitle their holders to one vote per full and fractional votes for fractional shares held. If shareholders approve the Reorganization, each shareholder of the Acquired Fund will receive Class I Shares of the Acquiring Fund equal in value.

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Reorganization is subject to the condition that the Funds receive an opinion from counsel, substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by the Reorganization Agreement with respect to the Acquired Fund and the Acquiring Fund constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel of representations it shall request of the Professionally Managed Portfolios and the Nicholas-Applegate Institutional Funds.

     The Funds have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences to them, including state and local income tax consequences.

     As of March 31, 2005, the Acquired Fund had accumulated capital loss carryforwards in the amount of approximately $11,807,324. After the Reorganization, these losses will be available to the Acquiring Fund to offset capital gains, although the amount of these losses which might offset the Acquiring Fund's capital gains may be limited. As a result, of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly or to the same extent as the Acquired Fund might have. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to benefit of all shareholders of the Acquiring Fund.

CAPITALIZATION

     Because the Acquired Fund will be combined in the Reorganization with the Acquiring Fund, the total capitalization of the Acquiring Fund after the Reorganization is expected to be negligibly higher than the current capitalization of the Acquired Fund. The following table sets forth as of September 30, 2005 (unaudited): (i) the capitalization of the Acquired Fund;
(ii) the capitalization of the Acquiring Fund; and (iii) the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. If the Reorganization is consummated, the capitalization of the Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Acquired Fund and the Acquiring Fund.

                                          ACQUIRED          ACQUIRING
                                            FUND              FUND            PRO FORMA
NET ASSETS                                38,912,090        None               38,912,090
NET ASSET VALUE PER SHARE                      10.44        None                    10.44
SHARES OUTSTANDING                     3,727,600.742        None            3,727,600.742

                               GENERAL INFORMATION

INFORMATION RELATING TO VOTING MATTERS

     This Statement is being furnished in connection with the solicitation of proxies by the Board in connection with the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service providers of the Professionally Managed Portfolios and Nicholas-Applegate may also solicit proxies by telephone, fax, or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

     Only shareholders of record at the close of business on October 24, 2005, will be entitled to vote at the Special Meeting. On that date there were outstanding and entitled to vote shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment of the Special Meeting. For information on adjournment of the Special Meeting, see "Quorum" below.

OUTSTANDING SHARES

     As of Record Date, the name, address, and share ownership of the persons who beneficially owned 5% or more of the Acquired Fund's outstanding shares, and the percentage of shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings and outstanding shares at Record Date are as follows:

SHAREHOLDER NAME                                                        SHARES OWNED       PERCENTAGE OF FUND
----------------                                                        ------------       ------------------
COVENANT MINISTRIES OF BENEVOLENCE
   ATTN: PHIL MELCHERT, TRUSTEE
5145 NO. CALIFORNIA AVE
CHICAGO, IL 60625-3661                                                     733,988.904            44.21%

EVANGELICAL COVENANT CHURCH
   ATTN: PHIL MELCHERT, TRUSTEE
5145 NO. CALIFORNIA AVE
CHICAGO, IL 60625-3661                                                     601,298.244            36.22%

ENVIRONMENT NOW
450 NEWPORT CENTER DR., STE 450
NEWPORT BEACH, CA 92660-7620                                               212,582.081            12.81%

SHAREHOLDER AND BOARD APPROVALS

     The Reorganization Agreement (and the transactions contemplated thereby) is being submitted at the Special Meeting for approval by the shareholders of the Acquired Fund. The approval of the holders of a "majority" of the outstanding Acquired Fund Shares is required for the approval of the Reorganization with respect to the Acquired Fund, in accordance with the provisions of the Declaration of Trust of the Professionally Managed Portfolios. Under the 1940 Act, a "majority" is the lesser of (i) 67% or more of the Acquired Fund Shares present or represented by proxy at the Special Meeting, if more than 50% of the Acquired Fund Shares are present or represented by proxy; or (ii) more than 50% of the total outstanding Acquired Fund Shares. Abstentions will have the same effect as casting a vote against the relevant Proposal.

     The vote of the shareholders of the Acquiring Fund is not being solicited because their approval or consent is not required for the Reorganization to be consummated.

QUORUM

     A quorum is constituted by the presence in person or by proxy of the holders of more than 40% of the outstanding shares of the Acquired Fund. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Agreement and the transactions contemplated thereby are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment.

For purposes of determining the presence of a quorum, shares represented by abstentions and broker non-votes will be counted as present and have the effect of a "no" vote at the Meeting. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

THE TRUSTS: MASSACHUSETTS BUSINESS TRUST VERSUS DELAWARE BUSINESS TRUST

     The Professionally Managed Portfolios is a Massachusetts business trust, and Nicholas-Applegate Institutional Funds is organized as a Delaware business trust. The two forms of organization are very similar. For example, the responsibilities, powers and fiduciary duties of the Board of Trustees of Nicholas-Applegate Institutional Funds are substantially the same as those of the Board. However, the Delaware Business Trust Act ("DBTA") affords business trusts definable rights and protections by virtue of its terms having been set forth in the statute, and in some important respects is deemed to have expanded the protections afforded by the business trust. If the Reorganization is approved and the transfer of assets takes place, shareholders of the Acquired Fund will have the benefit of various provisions that either do not exist or are not explicit under the laws governing entities organized as Massachusetts business trusts. For example, while the risk of shareholder liability is not great, the DBTA appears to provide shareholders with greater protection from liabilities incurred by a business trust organized under the DBTA.

     The specific differences between the Professionally Managed Portfolios and Nicholas-Applegate Institutional Funds are discussed below. The operations of the Professionally Managed Portfolios, as a Massachusetts business, are governed by its Declaration of Trust and Bylaws ("Professionally Managed Portfolios' Declaration of Trust") and Massachusetts law, while the operations of Nicholas-Applegate Institutional Funds are governed by its Amended and Restated Declaration of Trust and Bylaws ("NA Funds' Declaration of Trust") and Delaware law.

LIABILITY OF SHAREHOLDERS

     Under Massachusetts law, shareholders of the Professionally Managed Portfolios may, under certain circumstances, be held personally liable as partners for the Professionally Managed Portfolios' obligations. However, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Professionally Managed Portfolios, itself, is unable to meet its obligations. The Professionally Managed Portfolios' Declaration of Trust specifically states that no shareholder shall be personally liable to any person in connection with the Professionally Managed Portfolios' property or the acts, obligations or affairs of the Professionally Managed Portfolios. The Professionally Managed Portfolios' Declaration of Trust further states that the Professionally Managed Portfolios shall indemnify and hold each shareholder harmless from and against all loss and expense to which the shareholder may become subject by reason of his being or having been a shareholder.

     Under the DBTA, on the other hand, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations. As such, there is a possibility, albeit remote, that under certain circumstances shareholders of a Delaware business trust may be held personally liable for a Delaware business trust's obligations. This might occur if the courts of another state not recognizing the limitation on liability were to apply the laws of the state to a controversy involving the Delaware business trust's obligations. To protect against such an occurrence, the NA Funds' Declaration of Trust provides that Nicholas-Applegate Institutional Funds shall indemnify and hold each of Nicholas-Applegate Institutional Funds' shareholders harmless from and against any claim or liability to which the shareholder may become subject solely by reason of his or her being or having been a shareholder, and that was not due to the shareholder's acts or omissions or for some other reason. In such an instance, Nicholas-Applegate Institutional Funds will reimburse the shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which Nicholas-Applegate Institutional Funds itself is unable to meet its obligations.

ELECTION OF TRUSTEES; SHAREHOLDER MEETINGS

     Neither Massachusetts business trust law nor the DBTA require investment companies to hold annual meetings of shareholders. The shareholders of both the Acquired Funds and the Acquiring Funds may, from time to time, be entitled to vote for the election of trustees in elections that are held as required by the 1940 Act, the Declaration of Trust or the Bylaws. The NA Funds' Declaration of Trust provides that shareholders' meetings may be called at any time by a majority of the trustees and shall be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the issued and outstanding shares of beneficial interest. Shareholder requests for a meeting must specify the purpose or purposes for which the meeting is to be called.

VOTING RIGHTS OF SHAREHOLDERS

     The Professionally Managed Portfolios' Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) approval of any investment advisory contract; (iii) the termination of the Professionally Managed Portfolios or any series of the Professionally Managed Portfolios; (iv) any amendment of the Professionally Managed Portfolios' Declaration of Trust, (v) approval of any merger, consolidation or sale of assets, (vi) the incorporation of the Professionally Managed Portfolios; (vii) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Professionally Managed Portfolios or a series of the Professionally Managed Portfolios or the shareholders of either to the same extent as such action would require shareholder approval by a Massachusetts business corporation; (viii) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (ix) additional matters relating to the Professionally Managed Portfolios as may be required by the Professionally Managed Portfolios' Declaration of Trust or any registration of the Professionally Managed Portfolios as an investment company under the 1940 Act with the SEC (or any successor agency) or as the trustees may consider necessary or desirable.

     The NA Funds' Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) approval of any investment advisory contract; (iii) the termination of Nicholas-Applegate Institutional Funds; (iv) any merger, consolidation or sale of assets; (v) the incorporation of Nicholas-Applegate Institutional Funds; and (vi) additional matters relating to Nicholas-Applegate Institutional Funds as may be required by the 1940 Act, the DBTA or any other applicable law, the NA Funds' Declaration of Trust or any registration of Nicholas-Applegate Institutional Funds with the SEC (or any successor agency) or any state, or as and when the trustees may consider necessary or desirable.

     Shareholders of the Acquired Fund will not experience any material differences in their voting rights as a result of the reorganization.

PRINCIPAL UNDERWRITERS

     Nicholas-Applegate Securities, LLC, whose address is 600 West Broadway, San Diego, California 92101, is the distributor of the Acquiring Fund. Quasar Distributors, LLC, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the distributor of the Acquired Fund.

FOR MORE INFORMATION

     Information about the Acquiring Fund is included in this Prospectus/Proxy Statement and the related Statement of Additional of Information.

     Information about the Acquired Fund is included in its most recent Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report dated March 31, 2005 and September 30, 2004, respectively, which are incorporated by reference herein. Copies may be obtained upon request without charge by contacting the Acquired Fund by calling toll free
(800) 558-9105 or by writing the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

     The Acquired Fund and the Acquiring Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports, and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Acquired Fund and the Acquiring Fund listed on the first page of this Statement. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Acquired Fund in writing c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, Wisconsin 53201, or by telephoning 1-800-558-9105.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                        By Order of the Board of Trustees


                                        Chad E. Fickett Secretary

Milwaukee, Wisconsin

October 25, 2005

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Plan" or "Agreement") is made as of this ___ day ____________________, 2005, by and between
Nicholas-Applegate Institutional Funds (the "Institutional Funds") on behalf of the Nicholas-Applegate International All-Cap Growth Fund (the "Acquiring Fund") and the Professionally Managed Portfolios, on behalf of the Nicholas-Applegate International All-Cap Growth Fund (the "Acquired Fund").

BACKGROUND

     WHEREAS, the Acquired Fund and the Acquiring Fund are series of registered open-end management investment companies with identical investment objectives, policies and risks;

     WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock;

     WHEREAS, the Boards of Trustees of both the Institutional Funds and the Acquired Fund, including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") have determined that the Plan is in the best interests of the respective shareholders of the Institutional Funds and the Acquired Fund and that their interests would not be diluted as a result of the transactions;

     WHEREAS, for Federal income tax purposes, it is intended that the Plan will qualify as a reorganization within the meaning of Section 368(a)(1)(f) of the United States Internal Revenue Code of 1986, as amended.

                                    AGREEMENT

     In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                    ARTICLE I
                                    THE PLAN

          SECTION 1.1 Creation of Acquiring Fund. Prior to the "Closing Date", as defined in Section 5.1, the Board of Trustees of the Acquiring Fund shall create the Acquiring Fund with identical investment objectives, policies and risks to those of the Acquired Fund, and register the same with the United States Securities and Exchange Commission under the 1940 Act and its shares under the Securities Act of 1933.

          SECTION 1.2 The Merger. Upon the terms and conditions set forth in this Agreement and in accordance with the laws of the State of Delaware and the State of Massachusetts, on the Closing Date, the Acquired Fund shall merge with and into the Acquiring Fund. (the "Merger"). As a result of the Merger, the separate existence of the Acquired Fund shall cease and the Acquiring Fund shall continue as the surviving entity in the Merger.

                                   ARTICLE II
                              EFFECT OF THE MERGER

          SECTION 2.1 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Plan and under applicable provisions of Delaware and Massachusetts law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations restrictions and duties of the Acquired Fund shall become the debts, liabilities, obligations, restrictions and duties of the Acquiring Fund. At the Effective Time, by virtue of the Merger, each issued and outstanding share of common stock of the Acquiring Fund shall remain an issued and outstanding share of common stock of the Acquiring Fund and shall not be affected by the Merger.

                                   ARTICLE III
                             DISTRIBUTION OF SHARES

          SECTION 3.1 Liquidation. The Acquired Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the Closing Date, the shares received by it in exchange for each shareholder's interest evidenced by such shareholder's shares of beneficial interest in the Acquired Fund (the "Shares"). For purposes of computing the number of Shares to be issued to each shareholder of the Acquired Fund, the number of Shares to be distributed together with the aggregate net asset value shall be equal to the number of shares owned by each shareholder on the Closing Date.

          SECTION 3.2 Registration of Shares. The Acquired Fund will accomplish the liquidation and distribution by opening accounts on the books of the Acquiring Fund in the names of its shareholders and transferring the Shares credited to the account of each on the books of the Acquiring Fund. Each account opened shall represent the respective pro rata number of Shares due each Acquired Fund shareholder.

          SECTION 3.3 Issuance of Share Certificates. The Acquiring Fund will not issue certificates representing redesignated Shares unless requested to do so by the holder thereof.

          SECTION 3.4 Rights and Privileges. From and after the Closing Date, the rights and privileges of the Shares shall be determined under the provisions of Delaware law, the Acquiring Fund's Declaration of Trust and by-laws.

          SECTION 3.5 Transfer Tax. Any transfer taxes payable upon the issuance of Shares in a name other than the registered holder of the shares on the books of the Acquired Fund shall be paid by the person to whom such Shares are to be issued as a condition of such transfer.

          SECTION 3.6 Books and Records. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   SECTION IV
                                    VALUATION

          SECTION 4.1 Time and Date of Valuation. The valuation of the Acquired Fund's assets and liabilities to be acquired by the Acquiring Fund shall be computed as of 4:00 p.m. (Eastern time) on the Closing Date (the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current Prospectus and Statement of Additional Information.

          SECTION 4.2 Valuation Procedure. All computations of value shall be made in accordance with regular practice of the Acquired Fund.

          SECTION 4.3 Delay of Valuation. If on the Valuation Date (a) the primary trading market for portfolio securities shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that an accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                                    ARTICLE V
                            CLOSING AND CLOSING DATE

          SECTION 5.1 Closing Time and Place. The Closing Date shall be November 18, 2005, or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to be taking place simultaneously as of the close of business on the Closing Date, unless otherwise provided. Closing shall be held at 4:30 p.m. (Eastern time), at the offices of Nicholas Applegate Capital Management, 600 West Broadway, San Diego, California 92101, or such other time and/or place as the parties may mutually agree. On the Closing Date, the parties shall cause the Merger to be consummated by filing an agreement of merger or consolidation with the Secretary of State of Delaware and the Secretary of State of Massachusetts. The Merger shall become effective upon the filing of such agreements of merger (the "Effective Time").

          SECTION 5.2 Delivery of Shareholder Records. US Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund, shall deliver on the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of the shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to closing.

          SECTION 5.3 Delivery of the Confirmations. The Acquiring Fund shall issue and deliver a confirmation evidencing the Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory that the Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund.

          SECTION 5.4 Delivery of the Assets. UMB Bank, N.A., as custodian for the Acquired Fund, shall deliver on the Closing Date a certificate of an authorized officer stating that: (a) its portfolio securities, cash and other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of portfolio securities.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES

          SECTION 6.1 Conditions to A Party's Obligations to Effect the Plan. The respective obligations of the Acquiring Fund and the Acquired Fund to effect the Plan is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

               (a) Shareholder Approval. The Plan and transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its Declaration of Trust, the provisions of the 1940 Act and the provisions of applicable Delaware and Massachusetts law..

               (b) No Injunctions or Restraints. On the Closing Date, no action, suit or other proceeding shall be pending before any court or government agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

               (c) Consents. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund; provided that either party may for itself waive any of such conditions.

               (d) Shares to be Issued. The parties shall have agreed on the number of full and fractional shares that the Acquiring Fund will issue in connection with the Reorganization.

               (e) Effective Registration Statement. The Registration Statement of the Acquiring Fund shall have become effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

               (f) Legal Opinion of Acquiring Fund. That the Acquiring Fund shall have received an opinion of

                    (a) Paul, Hastings, Janofsky & Walker LLP, counsel to the Acquired Fund, dated the Closing Date, to the effect that:

                    (i) the execution, delivery and performance of the Agreement have been duly authorized by all necessary statutory trust action by the Professionally Managed Portfolios on behalf of the Acquired Fund; the Agreement has been duly executed and delivered by the Professionally

               Managed Portfolios on behalf of the Acquired Fund; and, assuming that the Registration Statement and the Proxy Statement comply with the Securities Act of 1933 Act, the 1934 Act, and the 1940 Act, the Agreement constitutes a valid and binding obligation of the Professionally Managed Portfolios and the Acquired Fund, enforceable against the Professionally Managed Portfolios and the Acquired Fund in accordance with its terms;

                    (ii) the execution and delivery of the Agreement did not, and the transfer by the Professionally Managed Portfolios of properties and assets of the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement will not, result in the acceleration of any financial obligation of the Professionally Managed Portfolios under, any of the agreements listed on Schedule A to the opinion letter;

                    (iii) no consent, approval, authorization or order of or filing with any federal or California governmental authority or to our knowledge, any California or United States federal court is required for the Professionally Managed Portfolios' execution and delivery of the Agreement, and the transfer by the Professionally Managed Portfolios of properties and assets and the assumption of liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Exchange Act or the 1940 Act, and (b) those that may be required under state securities or blue sky laws (as to which no opinion is expressed);

                    (iv) the Professionally Managed Portfolios is registered with the SEC as an investment company under the 1940 Act; based solely on the SEC Confirmation, the Registration Statement has been declared effective by the Commission under the 1933 Act; to such counsel's knowledge, based solely on a telephone conversation with the Commission, such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement and, to such counsel's knowledge, no stop order proceedings for such purpose are pending by the SEC;

                    (v) to such counsel's knowledge, there is no action, suit or proceeding at law or in equity, or by or before any federal or California state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against the Professionally Managed Portfolios or the Acquired Fund or any of their assets that challenges or seeks to prohibit, restrain or enjoin the Merger.

                    (b) __________________, Massachusetts counsel to the Acquired Fund (or such other firm as may be reasonably acceptable to the Acquiring Fund), to the effect that

                    (i) the Professionally Managed Portfolios is a Massachusetts business trust validly existing and in good standing under the laws of the State of Massachusetts; the Acquired Fund is a series of shares of the Professionally Managed Portfolios duly established and designated by the Declaration of Trust; the Declaration of Trust provides the Professionally Managed Portfolios with the statutory trust power necessary for it to own its properties and assets and conduct its business as described in the Registration Statement; and

                    (ii) the execution and delivery of the Agreement did not, and the transfer by the Professionally Managed Portfolios of properties and assets of the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement will not, violate the Declaration of Trust or the Bylaws or constitute a breach by the Professionally Managed Portfolios.

                    (g) Legal Opinion of Acquired Fund. That the Acquired Fund shall have received an opinion of counsel to the Acquired Fund, dated the Closing Date, to the effect that:

                    (i) the execution, delivery and performance of the Agreement have been duly authorized by all necessary statutory trust action by the Institutional Funds on behalf of the Acquiring Fund; the Agreement has been duly executed and delivered by the Institutional Funds on behalf of the

               Acquiring Fund; and, assuming that the Registration Statement and the Proxy Statement comply with the Securities Act of 1933 Act, the 1934 Act, and the 1940 Act, the Agreement constitutes a valid and binding obligation of the Institutional Funds and the Acquiring Fund, enforceable against the Institutional Funds and the Acquiring Fund in accordance with its terms;

                    (ii) no consent, approval, authorization or order of or filing with any federal or California governmental authority or to our knowledge, any California or United States federal court is required for the Institutional Funds' execution and delivery of the Agreement, and the transfer by the Professionally Managed Portfolios of properties and assets and the assumption of liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Exchange Act or the 1940 Act, and (b) those that may be required under state securities or blue sky laws (as to which no opinion is expressed);

                    (iii) no consent, approval, authorization or order of or filing with any federal or California governmental authority or to our knowledge, any California or United States federal court is required for the Institutional Funds' execution and delivery of the Agreement, and the transfer by the Professionally Managed Portfolios of properties and assets and the assumption of liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement, other than (a) those that have been obtained under the 1933 Act, the 1934 Exchange Act or the 1940 Act, and (b) those that may be required under state securities or blue sky laws (as to which no opinion is expressed);

                    (iv) the Institutional Funds is registered with the SEC as an investment company under the 1940 Act; based solely on the SEC Confirmation, the Registration Statement has been declared effective by the Commission under the 1933 Act; to such counsel's knowledge, based solely on a telephone conversation with the Commission, such counsel is not aware of any stop order suspending the effectiveness of the Registration Statement and, to such counsel's knowledge, no stop order proceedings for such purpose are pending by the SEC;

                    (v) to such counsel's knowledge, there is no action, suit or proceeding at law or in equity, or by or before any federal or California state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against the Institutional Funds or the Acquiring Fund or any of their assets that challenges or seeks to prohibit, restrain or enjoin the Merger.

                    (vi) the Institutional Funds is a Delaware business trust validly existing and in good standing under the laws of the State of Delaware; the Acquiring Fund is a series of shares of the Institutional Funds duly established and designated by the Declaration of Trust; the Declaration of Trust provides the Institutional Funds with the statutory trust power necessary for it to own its properties and assets and conduct its business as described in the Registration Statement; and

                    (vii) the execution and delivery of the Agreement did not, and the transfer by the Professionally Managed Portfolios of properties and assets of the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Institutional Funds and the Acquiring Fund in accordance with the Agreement will not, violate the Declaration of Trust or the Bylaws or constitute a breach by the Institutional Funds.

               (h) Tax Opinions. The Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that for Federal income tax purposes:

                    (i) The transfer of substantially all of the Acquired Fund's assets to the Acquiring Fund in exchange for Shares, and the distribution of Shares to the Acquired Fund shareholders in liquidation of the Acquired Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of
               Section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

                    (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Shares;

                    (iii) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Shares or upon the distribution of Shares to the Acquired Fund's shareholders in exchange for their shares;

                    (iv) No gain or loss will be recognized by the Acquired Fund's Shareholders upon exchange of their Acquired Fund shares for Shares;

                    (v) The tax basis of each of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization;

                    (vi) The tax basis of Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization;

                    (vii) The holding period of the assets of the Acquired Funds in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

                    (viii) The holding period of the Shares to be received by
               each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

          SECTION 7.1 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants as follows:

               (a) Structure and Standing. It is a series of the Professionally Managed Portfolios. The Professionally Managed Portfolios is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts and has the power to own all of its properties and assets and to carry out this Agreement.

               (b) Power. It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

               (c) RIC Status. For each fiscal year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code unless exempt from such requirements.

               (d) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it and, to the best of its knowledge; none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. It knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (e) Financial Statements. Its Statement of Assets and Liabilities and the Annual Report to Shareholders have been audited by Tait Weller & Baker, independent auditors, and together with the Semi Annual Report to Shareholders, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect its financial condition as of such date.

               (f) Absence of Certain Changes or Events. Since March 30, 2005 there has not been any material adverse change in its financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence of indebtedness maturing more than one year from the date of such indebtedness was incurred, except as otherwise disclosed and accepted by the Acquiring Fund.

               (g) Taxes. At the Closing Date, it has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities have been adequately provided for on its books, and no tax deficiency or liability has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

               (h) SEC Documents. The current Prospectus and Statement of Additional Information used during the three years prior to the Reorganization conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Registration Statement and the Proxy Statement insofar as it relates to it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein misleading.

               (i) Contracts. There are no material contracts outstanding to which it is a party that have not been disclosed in the Proxy Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Closing Date.

               (j) Liabilities. It has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statement of Assets and Liabilities, those shown in the footnotes to its most recent Annual and Semi Annual Reports to Shareholders, those incurred in the ordinary course of its business as an investment company since March 30, 2005, and those incurred in connection with the Plan.

               (k) Capital Structure. All of its issued and outstanding shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of its issued and outstanding shares will, at the time of the Closing, be held by persons and the amounts set forth in the records of the transfer agent.

          7.2 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents as follows:

               (a) Structure and Standing. It is a series of the Institutional Funds, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry out this Agreement.

               (b) Power. It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Institutional Funds' Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

               (c) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending against it, and, to the best of its knowledge, none is threatened against it or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. It knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (d) SEC Documents. The Registration Statement and Proxy Statement (i) complies in all material respects with the provisions of the Securities Act of 1933, Securities Exchange Act of 1934 and the 1940 Act, and (ii) as it relates to the Acquiring Fund does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein misleading. As of the Closing Date, its prospectus and statement of additional information will conform in all material respects to the applicable requirements of the Securities Act of 1933 and the 1940 Act and will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, misleading.

               (e) Contracts. There are no material contracts outstanding to which it is a party that have not been disclosed in the Registration and the Proxy Statement or will not otherwise be disclosed to the Acquired Fund prior to the Closing Date.

               (f) Capital Structure. All of its issued and outstanding shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable.

                                  ARTICLE VIII
                                    COVENANTS

          SECTION 8.1 Covenants Relating to the Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, the Acquired Fund will operate its business in the ordinary course and shall each use reasonable efforts to preserve intact its current business, and keep available the services of their current officers and employees and preserve its relationships with shareholders, suppliers and others having a business relationship.

          SECTION 8.2 Additional Covenants.

               (a) PREPARATION OF THE REGISTRATION STATEMENT AND PROXY STATEMENT. As soon as reasonably practicable after the execution of this Agreement, the Acquiring Fund will prepare and file the Registration Statement and Proxy Statement with the United States Securities and Exchange Commission in form and substance satisfactory to both parties.

               (b) SHAREHOLDERS MEETING. As soon as practicable the Acquired Fund will call a special meeting of the shareholders of the for the purpose of considering the Plan.

               (c) LIABILITIES. The Acquired Fund will use its best efforts to discharge all of its known debts, liabilities, obligations, and duties prior to the Closing Date.

               (d) REGISTRATION OF SHARES. The Acquiring Fund will use its best efforts to register the Shares with the United States Securities and Exchange Commission.

          SECTION 8.3 Fees and Expenses. Whether or not the Plan is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by Nicholas-Applegate Capital Management.

                                   ARTICLE IX
                        TERMINATION, AMENDMENT AND WAIVER

          SECTION 9.1 Termination. This Agreement may be terminated by resolution of the Board of Trustees of either the Acquired Fund or the Acquiring Fund at any time prior to the Closing Date, whether before or after approval by the shareholders of either party if:

               (a) circumstances develop that, in the opinion of the Board of Trustees of either the Acquired Fund or the Acquiring Fund, make proceeding with this Plan inadvisable; or

               (b) any approval of the shareholders of the Acquired Fund required for the consummation of the Plan shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of the shareholders or at any adjournment or postponement thereof; or

               (c) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the Plan.

          SECTION 9.2 EFFECT OF THE TERMINATION. In the event of any such termination, there shall be no liability for damage on the part of the Acquiring Fund or of the Acquired Fund or the Trustees of the Acquired Fund or the Acquiring Fund.

          SECTION 9.3 AMENDMENT. This Agreement may be amended prior to the Closing Date by the parties at any time before or after approval hereof by the shareholders of either party; provided, however, that after such shareholder approval there shall not be made any amendment that by law requires further approval by the shareholders of either party without the further approval of such shareholders.

          SECTION 9.4 WAIVER. At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Trustees of the Acquired Fund and the Acquiring Fund if, in their judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund.

          SECTION 9.5 PROCEDURE FOR TERMINATION, AMENDMENT OR WAIVER. A termination, amendment or waiver of this Agreement shall, in order to be effective, require an affirmative vote by a majority of the Board of Trustees of both the Acquired Fund and the Acquiring Fund.

          SECTION 9.6 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 9.7 ENTIRE AGREEMENT. This Agreement and any other document and certificate delivered in connection with the transactions contemplated by this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral, or the parties.

          SECTION 9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts of this Agreement have been signed by each party.

     IN WITNESS WHEREOF, the Acquiring Fund and the Acquired Fund have each caused this Agreement and Plan to be executed and attested on its behalf by its duly authorized representative as of the date first above written.

           The Institutional Funds on behalf of Nicholas-Applegate International All-Cap Growth Fund


                    By:
                       -------------------------------
                        Charles H. Field, Secretary
                        Nicholas Applegate Institutional Funds

                    The Professionally Managed Portfolios on behalf of Nicholas-Applegate International All-Cap Growth Fund


                    By:
                       ---------------------------------
                        Chad E. Fickett, Secretary
                        Professionally Managed Portfolios

                    Nicholas-Applegate(R) Institutional Funds
                        International All Cap Growth Fund
                                600 West Broadway
                           San Diego, California 92101
                                 (800) 551-8643

                       STATEMENT OF ADDITIONAL INFORMATION
                                October 21, 2005

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus, dated October 21, 2005, for the Special Meeting of Shareholders of the Nicholas-Applegate International All-Cap Growth Fund, a portfolio of the Professionally Managed Portfolios, to be held on November 18, 2005. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing or calling the Nicholas-Applegate Institutional Funds at the address or telephone numbers shown above.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Acquired Fund is contained in the Acquired Fund's Prospectus and Statement of Additional Information, dated July 30, 2005, and in the Acquired Fund's audited Annual Report, dated, March 31, 2005, which are incorporated by reference into this Statement of Additional Information. Any of these documents referenced may be obtained by calling or writing the Acquired Fund at (800) 558-9105, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                               GENERAL INFORMATION

     The shareholders of the Acquired Fund are being asked to approve or disapprove the Reorganization Agreement dated November 18, 2005 by and between the Professionally Managed Portfolios on behalf of the Acquired Fund and the Nicholas-Applegate Institutional Funds on behalf of the Acquiring Fund, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the property, assets and good will of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will make a liquidating distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders, such that an Acquired Fund shareholder at the Closing Date will receive full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Acquired Fund Shares. A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization Agreement and the transactions contemplated thereby will be held at 615 East Michigan Avenue, Third Floor, Milwaukee, Wisconsin on Friday, November 18, 2005, at 10:00 a.m. Eastern time. For further information about the transaction, see the Combined Proxy Statement and Prospectus.

                                TABLE OF CONTENTS


                                                                                               PAGE
                                                                                              ------
Organization                                                                                     B-2
Investment Objectives, Policies and Associated Risk Factors                                      B-2
Investment Restrictions                                                                         B-13
Trustees and Principal Officers                                                                 B-15
Investment Adviser                                                                              B-18
Custodian, Fund Accounting Agent and Administrators                                             B-20
Transfer and Dividend Disbursing Agent, Legal Counsel and Independent Auditors                  B-20
Distributor                                                                                     B-21
Distribution Plan                                                                               B-21
Shareholder Service Plan                                                                        B-22
Portfolio Management                                                                            B-22
Portfolio Transactions and Brokerage                                                            B-24
Purchase and Redemption of Fund Shares                                                          B-26
Shareholder Services                                                                            B-27
Fund Holdings Information                                                                       B-27
Proxy Voting                                                                                    B-29
Net Asset Value                                                                                 B-29
Dividends, Distributions and Taxes                                                              B-30
Performance Information                                                                         B-33
Financial Statements
  Pro Forma Financial Statements                                                                B-37
Miscellaneous                                                                                   B-50
Appendix A                                                                                       A-1

                                  ORGANIZATION

     Nicholas-Applegate Institutional Funds (the "Trust") is an open-end investment management company currently offering a number of separate portfolios (each a "Fund" and collectively the "Funds"). This Statement of Additional Information contains information regarding the Class I - IV and R, shares of the International All Cap Growth Fund. The Trust was organized in December 1992 as a business trust under the laws of Delaware.

     Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Institutional Funds. On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time the Trust was liquidated.

     In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the institutional assets of Nicholas-Applegate Mutual Funds ("NAMF"). On that date, substantially all of the institutional assets of the single-class series of NAMF were transferred to the renamed Trust in a tax-free exchange for Class I shares of the corresponding Funds of the Trust, which for accounting purposes is treated as a continuation of the portfolios. Concurrently, substantially all institutional shareholders of the multi-class series of NAMF exchanged their shares for corresponding Class I shares of the respective Funds of the Trust, which has been accounted for as a table exchange and a commencement of operations of those Funds.

     The investment objectives, policies and limitations of the Funds of the Trust were identical in every respect to the corresponding portfolios of the NAMF. The investment management fees and expense limitations are also identical. The Trust is authorized to issue an unlimited number of shares.

           INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

INVESTMENT OBJECTIVES

     The investment objective of the Fund is described in the Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES AND ASSOCIATED RISK FACTORS

     The following supplements the discussion of the various investment strategies and techniques employed by the Fund as set forth in the Prospectus.

EQUITY SECURITIES:

     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

     WARRANTS give the Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by non-U.S. issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of companies located outside of the U.S. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a non-U.S. currency, although the underlying security may be subject to non-U.S. governmental taxes which would reduce the yield on such securities.

     CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     The Fund treats convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES:

     CORPORATE DEBT SECURITIES include notes, bonds, debentures and commercial paper. The credit risks of corporate debt securities vary widely among issuers.

     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

     BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or non-U.S. banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of non-U.S. banks are referred to as Yankee instruments.

     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

     ASSET BACKED SECURITIES are payable from pools of obligations other than mortgages. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. However, most asset backed securities involve consumer or commercial debts with maturities of less than ten years. Asset backed securities may take the form of commercial paper or notes, in addition to pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

NON U.S. SECURITIES:

     Non U.S. securities are securities of issuers based outside the U.S. They are primarily denominated in currencies other than U.S. dollars and traded outside of the U.S. In addition to the risks normally associated with equity and fixed income securities, non U.S. securities are subject to country risk and currency risks. Trading in certain non U.S. markets is also subject to liquidity risks.

     CURRENCY EXCHANGE CONTRACTS are used by the Fund to convert U.S. dollars into the currency needed to buy a non U.S. security, or to convert non-U.S. currency received from the sale of a non U.S. security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

     NON U.S. GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, non U.S. government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. or non U.S. issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. Each Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and non-U.S. governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by non-U.S. banks and corporations located outside of the U.S.

                RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund may lose money through any unsuccessful use of these strategies. These strategies include the use of currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund may lose money through any unsuccessful use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used. Risk inherent in the use of options, currency and futures contracts and options on futures contracts include
(1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of the Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

OPTIONS AND FUTURES:

     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     The Fund may:

     - Buy call options on non U.S. currency in anticipation of an increase in the value of the underlying asset.

     - Buy put options on non U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

     - Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to U.S. and global stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which they intend to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     NON U.S. CURRENCY OPTIONS. The Fund may buy or sell put and call options on non U.S. currencies. A put or call option on non-U.S. currency gives the purchaser of the option the right to sell or purchase a non U.S. currency at the exercise price until the option expires. The Fund uses non U.S. currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce non-U.S. currency risk using such options.

     As with other kinds of option transactions, writing options on non-U.S. currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell non U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non U.S. currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

     The Fund may buy and sell interest rate or financial futures, futures on indices, non U.S. currency exchange contracts, forward non-U.S. currency exchange contracts, non-U.S. currency options, and non-U.S. currency futures contracts.

     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial future sale by the Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. The Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts they can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contact will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     When contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by the Fund depends on the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

     Excepts as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

INTEREST RATE AND CURRENCY SWAPS:

     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate swap involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the non-U.S. exchange market (for an immediate exchange of non-U.S. exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the non-U.S. exchange market (for a future transfer of non-U.S. exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and currency exchange risk.

     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

     RISKS ASSOCIATED WITH SWAPS. In connection with swap transactions, the Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

                              SPECIAL TRANSACTIONS

     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing its assets in cash, cash items, and short-term, higher quality debt securities. A Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in it failing to achieve its investment objective.

     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

                       NON-HEDGING STRATEGIC TRANSACTIONS

     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

     REPURCHASE AGREEMENTS are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent non-U.S. system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

     A Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Investment Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. The Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks).

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

     When the Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     BORROWING. The Fund may borrow money through various techniques. All borrowings by the Fund cannot exceed one-third of the Fund's total assets.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     SHORT SALES. The Fund may make short sales of securities it owns or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     As a matter of policy, the Trust's Board of Trustees has determined that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     ILLIQUID SECURITIES. Illiquid securities are securities which are not readily marketable within seven days and repurchase agreements having a maturity of longer than seven days. The Fund might be unable to dispose of the securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, non U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

                                 DIVERSIFICATION

     The Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by:
(1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

                             INVESTMENT RESTRICTIONS

     The Trust, on behalf of the Fund, has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act).

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

          1. Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

          2. Purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

          3. Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S. Government or its agencies and instrumentalities.

          4. Purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

          5. Make commercial loans of money, except that the Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. Borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

          7. Pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and non-U.S. currency transactions.

          8. Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

          10. Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11. Invest in securities of other investment companies, except (a) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

          12. Issue senior securities, except that the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and non-U.S. currency transactions.

          13. Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

                             OPERATING RESTRICTIONS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Fund may not:

          1. Invest in interest in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although the Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 102% of the value of the loaned securities by marking to market daily.

                         TRUSTEES AND PRINCIPAL OFFICERS

     The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Information pertaining to the Trustees and Officers of the Fund are set forth in the following tables. Three of the officers and one Trustee of the Trust are also officers of the Investment Adviser, or officers of the Funds' Distributor, Nicholas-Applegate Securities. Trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees". "Fund Complex" consists of the Fund and any other investment companies managed by Nicholas-Applegate Capital Management.

     The names, addresses and ages of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

                                                                                      NUMBER OF
                                          TERM OF                                     PORTFOLIOS
                                         OFFICE AND                                    IN FUND
                            POSITION(S)  LENGTH OF                                     COMPLEX
                               HELD        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN          OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE      WITH FUND   SERVED(2)         DURING PAST 5 YEARS        BY TRUSTEE           HELD BY TRUSTEE
--------------------------  -----------  ----------  -------------------------------  ----------  ---------------------------------
INDEPENDENT TRUSTEES:

GEORGE F. KEANE (75)        Chairman of  Since May   President Emeritus and founding      14      Director, Bramwell Funds (since
                            the Board    1999        Chief Executive Officer, The                 1994); Director, Longview Oil &
                            (Since                   Common Fund (1971-1993); and                 Gas (since 2000); Director,
                            2004) and                Endowment Advisors (1987-1993)               Security Capital U.S. Real Estate
                            Trustee                  (organizations that provide                  (since 1997); Director, The
                                                     investment management programs               Universal Bond Fund (since 1997);
                                                     for colleges and universities);              Director, Universal Stainless &
                                                                                                  Alloy Products Inc. (since 1994);
                                                                                                  Director, United Water Services
                                                                                                  and affiliated companies
                                                                                                  (1996-2000); Director, and former
                                                                                                  Chairman of the Board, Trigen
                                                                                                  Energy Corporation (1994-2000);
                                                                                                  Trustee, Nicholas-Applegate
                                                                                                  Mutual Funds (1994-1999).

WALTER E. AUCH (83)         Trustee      Since May   Retired; prior thereto,              14      Trustee, LLBS Funds (since 1994)
                                         1999        Chairman and CEO of Chicago                  and Brinson Supplementary Trust
                                                     Board of Options Exchange                    (since 1997); Director, Thompson
                                                     (1979-1986); Senior Executive                Asset Management Corp
                                                     Vice President PaineWebber,                  (1987-1999); Director, Smith
                                                     Inc.                                         Barney Trak Fund (since 1992) and
                                                                                                  Smith Barney Advisors (since
                                                                                                  1992); Director, PIMCO Advisors
                                                                                                  L.P (1994-2001); Director, Banyon
                                                                                                  Realty Trust (1988-2002), Banyon
                                                                                                  Mortgage Investment Fund
                                                                                                  (1989-2002) and Banyon Land Fund
                                                                                                  II (since 1988); Director,
                                                                                                  Express America Holdings Corp
                                                                                                  (1992-1999); Director, Legend
                                                                                                  Properties, Inc. (1987-1999);
                                                                                                  Director, Senele Group (since
                                                                                                  1988); Director, Fort Dearborn
                                                                                                  Income Securities, Inc.
                                                                                                  (1987-1995); Trustee,
                                                                                                  Nicholas-Applegate Mutual Funds
                                                                                                  (1994-1999); Director, Geotek
                                                                                                  Industries, Inc. (1987-1998).

                                                                                      NUMBER OF
                                          TERM OF                                     PORTFOLIOS
                                         OFFICE AND                                    IN FUND
                            POSITION(S)  LENGTH OF                                     COMPLEX
                               HELD        TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN          OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE      WITH FUND   SERVED(2)         DURING PAST 5 YEARS        BY TRUSTEE           HELD BY TRUSTEE
-----------------------     -----------  ----------  -------------------------------  ----------  ---------------------------------
DARLENE DEREMER (49)        Trustee      Since May   Partner, Grail Partners LLC          14      Founding Member and Director,
                                         1999        (since 2005); Managing Director              National Defined Contribution
                                                     Putnam Lovell NBF Private                    Council (since 1997); Trustee,
                                                     Equity (2004-2005); Managing                 Boston Alzheimer's Association
                                                     Director, NewRiver E-Business                (since 1998); Director, King's
                                                     Advisory Services Division                   Wood Montessori School (since
                                                     (2000-2003); Prior to,                       1995); Editorial Board, National
                                                     President and Founder, DeRemer               Association of Variable Annuities
                                                     Associates, a strategic and                  since 1997); Director, Nicholas-
                                                     marketing consulting firm for                Applegate Strategic
                                                     the financial services industry              Opportunities, Ltd. (1994-1997);
                                                     (since 1987); Vice President                 Trustee, Nicholas-Applegate
                                                     and Director, Asset Management               Mutual Funds (1994-1999);
                                                     Division, State Street Bank and              Director, Jurika & Voyles Fund
                                                     Trust Company, now referred to               Group (since 1994-2000); Trustee,
                                                     as State Street Global                       Bramwell Funds (since 2003);
                                                     Advisers, (1982-1987); Vice                  Director, Independent Director
                                                     President, T. Rowe Price &                   Council (since 2004).
                                                     Associates (1979-1982); Member,
                                                     Boston Club (since 1998);
                                                     Member, Financial Women's
                                                     Association Advisory Board
                                                     (since 1995); Founder, Mutual
                                                     Fund Cafe Website

INTERESTED TRUSTEE:

HORACIO A. VALEIRAS (45)    President &  Since       Managing Director (Since 2004)       14      Trustee, The Bishops School
                            Trustee      August      and Chief Investment Officer,                (Since 2002); Trustee, San Diego
                                         2004        Nicholas-Applegate Capital                   Rowing Club (Since 2002)
                                                     Management, Nicholas-Applegate
                                                     Securities (since 2002);
                                                     Managing Director of Morgan
                                                     Stanley Investment Management,
                                                     London (1997-2002); Head of
                                                     International Equity and Asset
                                                     Allocation, Miller Anderson &
                                                     Sherred; Director and Chief of
                                                     International Strategies,Credit
                                                     Suisse First Boston

PRINCIPAL OFFICERS

CHARLES H. FIELD, JR. (50)  Secretary    Since May   General Counsel Nicholas-            14
                            and Chief    2002        Applegate Capital Management
                            Compliance               Nicholas-Applegate Securities
                            Officer                  LLC, Nicholas-Applegate
                                                     Holdings LLC and
                                                     Nicholas-Applegate Securities
                                                     International LDC (since
                                                     February 2004), Deputy General
                                                     Counsel, Nicholas-Applegate
                                                     Capital Management, LLC
                                                     (1996-February 2004)

THOMAS MUSCARELLA (49)      Treasurer    Since May   Vice President, Director of          14
                                         2005        Mutual Fund Operations (since
                                                     1998).

----------
(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

     Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $24,000 for services rendered as a Trustee of the Trust, $1,500 for each meeting attended ($500 per Committee meeting and $1,500 per in person special meeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2005, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Fund Complex". The Funds have no retirement or pension plan for its Trustees.

                                                                                     TOTAL
                                              PENSION OR                         COMPENSATION
                                              RETIREMENT                          FROM TRUST
                              AGGREGATE    BENEFITS ACCRUED      ESTIMATED        AND TRUST
                            COMPENSATION      AS PART OF      ANNUAL BENEFITS       COMPLEX
NAME                         FROM TRUST     TRUST EXPENSES    UPON RETIREMENT   PAID TO TRUSTEE
----                        ------------   ----------------   ---------------   ---------------
Walter E. Auch              $     35,000         None               N/A         $   35,000(13*)
Darlene DeRemer             $     35,500         None               N/A         $   35,500(13*)
George F. Keane             $     35,000         None               N/A         $   35,000(13*)

     *Indicates total number of funds in Trust complex.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established three standing committees in connection with the governance of the Funds--Audit Committee, Contract Committee and Nominating Committee.

     The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of the Funds, and the Fund's Investment Adviser, administrator(s) and other key service providers (other than the independent registered public accounting firm ("Independent Auditors"))) is primarily responsible for the preparation the financial statements of each Fund, and the Independent Auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the Independent Auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting a Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit Committee has, among other things, specific power and responsibility to: i) oversee the Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an Independent Auditor for the Funds prior to the engagement of such Independent Auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its Independent Auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's Independent Auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     The Contract Committee consists of the three independent Trustees, chaired by Ms. DeRemer. The responsibilities of this committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory and distribution agreements, as well as the plans of distribution and the accounting and transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Committee is assisted by independent legal counsel in its deliberations. The Committee met once during the fiscal year ended March 31, 2005.

     The Nominating Committee consists of the three independent Trustees chaired by Mr. Auch. This committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews compensation, expenses and compliance with the Trust's retirement policy. The Nominating Committee met once during the fiscal year ended March 31, 2005.

     As of October 1, 2005 no Trustee owned shares of the Fund.

     As of December 31, 2004 no Independent Trustee, or his/her immediate family members owned beneficially or of record any class of securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the Investment Company Act) an investment adviser or principal underwriter of the Fund.

                               INVESTMENT ADVISER

     The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a limited liability company organized under the laws of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

     The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001 The Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest insurance group (the "Allianz Group"). As of March 31, 2005 Allianz Group currently has assets under management of approximately $578.2 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

     Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, personal trades of portfolio management and senior management personnel in most securities require pre-clearance, and participation in initial public offerings without the prior written approval of the Investment Adviser's Chief of Compliance or General Counsel is prohibited. In addition, there are restrictions on short-term trading by portfolio management personnel.

THE INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between Trust and the Investment Adviser with respect to the Fund, the Trust retains the Investment Adviser to manage the Fund's investment portfolios, subject to direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts.

     The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as investment adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     The investment management services furnished under the Advisory Agreement are not deemed exclusive and the Investment Adviser is free to furnish similar services to others and take investment action with respect to other accounts which is different from action taken in the Funds. The Investment Adviser also manages hedge funds that may sell securities short, including those securities the Funds may be holding long. The portfolio managers and traders for these hedge funds are not separated from the rest of the Investment Adviser's investment personnel and therefore have access to full information about the Investment Adviser's investment research and the investment decisions and strategies being employed for the Fund. These hedge funds pay the Investment Adviser management fees at rates comparable to those paid by the Funds and the Investment Adviser also receives a share of any profits earned by the hedge funds as incentive compensation. As a result, the Investment Adviser may have a conflict between their own interests and the interests of other Investment Adviser investment advisory clients in managing the portfolios of these hedge funds.

     The Investment Adviser can not guarantee that trades for the portfolios of the Funds will not be different from or entered ahead of trades for other accounts managed by the Investment Adviser. However, the Investment Adviser has policies and procedures in place that prohibit an investment team from selling securities short in one account if those securities are held long in another account managed by that investment team. This limitation does not apply to exchange-traded funds.

MATTERS CONSIDERED BY THE BOARD

The Investment Advisory Agreement was approved by the Board, including all of the Independent Trustees on August 12, 2005. In approving the Advisory Agreement, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund.

The Board specifically considered and made the following determinations upon their review of information provided to it by the Investment Adviser, unaffiliated research services and under the consultation of independent counsel to the Independent Trustees: (1) that the terms of the Investment Advisory Agreement are substantially identical to those of the existing investment advisory agreement between the Investment Adviser and the Trust for the other series of the Trust, except for different execution dates, effective dates, termination dates and certain conforming changes; (2) the favorable history, reputation, qualification and background of the Investment Adviser, and noting in particular its long-term experience in managing other funds with similar investment objectives and strategies; (3) the qualifications of its personnel noting that the management team, overseen by Mr. Valeiras and lead by Mr. Willyard collectively, has over 20 years international investment management experience; (4) the Investment Adviser's use of technology and its approach to training and retaining portfolio managers and other research, advisory and management personnel; (5) the Investment Adviser's compensation policies and practices and noted that each portfolio manager's compensation is directly affected by the performance of the individual portfolios he or she manages, and particularly its emphasis on rewarding long-term performance results of its managers, and found them competitive and effective in attracting and maintaining talented and experienced investment professionals; (6) the financial strength of the Investment Adviser and its affiliation with the Allianz Group with assets under management of approximately $578 billion finding that the Investment Adviser has sufficient financial resources available to it to fulfill its obligations to the Fund under the terms of the Investment Advisory Agreement;
(7) its professional liability insurance coverage finding it to be adequate to cover its investment advisory business activities; (8) the fee and expense ratios of the Fund compared to the Acquired Fund and other mutual funds with similar investment objectives and strategies noting that the Fund will pay a lower overall management fee to the Investment Adviser than currently paid by the Acquired Fund and that the Fund will experience lower overall operating expenses than the Acquired Fund with no dilution in the quality and level of services currently provided by the Investment Adviser to the Acquired Fund; (9) the Investment Adviser's operations and compliance program, including its policies and procedures, which had previously been approved by the Board as part of its oversight of the Trust and their demonstrated effectiveness in assuring compliance with the Federal securities laws; (10) the procedures of the Investment Adviser designed to fulfill the Investment Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Investment Adviser's code of ethics (regulating the personal trading of its officers and employees) noting its effectiveness and the Investment Adviser's commitment to placing its clients interests; including the Fund, before the interests of itself; (11) the possible benefits to the Investment Adviser from serving as adviser of the Fund and providing certain administrative services to the Fund and from affiliates of the Investment Adviser serving as principal underwriter and shareholder servicing agent of the Fund taking into account their overall performance over the past 10 years of service to the Trust and finding them fair and reasonable in connection with providing ongoing high quality services to the Fund; (12) the benefits potentially accruing to the Investment Adviser from securities lending, administrative, brokerage and custody relationships, as well as research services received by the Investment Adviser from broker-dealers who will execute transactions on behalf of the Fund, finding each to contribute to the Trust's and ultimately the Fund's overall investment performance noting the historical income received by other series of the Trust in connection with the lending of portfolio securities and the contribution to performance resulting from efficient and effective trading strategies employed by the Investment Adviser as well as the high quality level of research services provided by executing broker-dealers benefiting the portfolios of the Trust as well as other investment advisory clients of the Investment Adviser.

After deliberation based on the factors and considerations discussed above, the Board determined, among other things, that: (1) the Investment Adviser and its investment staff and the Fund's portfolio managers have extensive experience in analyzing and managing the types of investment used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise; (2) based upon the Board's experience with the Investment Adviser in managing other series of the Trust, the Investment Adviser is capable of overseeing the Fund's investment program; (3) the proposed management fee and overall expense ratio are reasonable compared to those of other comparable funds; and (4) The Investment Adviser has sufficient financial resources available to it to fulfill its commitments to the Fund.

               CUSTODIAN, FUND ACCOUNTING AGENT AND ADMINISTRATORS

     The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH is responsible for the custody of Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing the Trust's net asset value per share and providing the administration services required for the daily business operations of the Trust. For its services, BBH received under the Administration Agreement annual fees from the Fund equal to the Fund's pro rata portion (based on the Fund's net assets compared to the Trust's total net assets) of a fee equal to 0.03% of the first $100 million of the Trust's average net assets, 0.02% of the next $100 million, 0.01% thereafter, subject to complex world minimums.

     Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing certain other services which are not provided by BBH or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services, are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.

     Under the Administrative Services Agreement, the Investment Adviser is compensated at the annual rate of up to 0.25% of the average daily net assets of the Fund.

              TRANSFER AND DIVIDEND DISBURSING AGENT, LEGAL COUNSEL
                            AND INDEPENDENT AUDITORS

     UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, serves as the Transfer Agent and as the Dividend Disbursing Agent for the Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend

Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

     Kirkpatrick and Lockhart, LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Trustees of the Trust.

     PriceWaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, CA 90071 serves as the independent auditors for the Trust, and in that capacity audits the annual financial statements of the Trust.

                                   DISTRIBUTOR

     Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, Suite 2900, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity is responsible for distributing shares of the Fund. The Distributor is a limited liability company organized under the laws of Delaware to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Holdings, LLC, the general partner of the Investment Adviser.

     Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of the Fund, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. The minimum assets for investors in the Fund may be waived from time to time. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to Class R shares pursuant to which the Fund compensates the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing shares of the Fund on a monthly basis, at the annual rate of 0.25% of the average daily net assets of the Class R shares of the Fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class R shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class R shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Class R shares.

                            SHAREHOLDER SERVICE PLAN

     The Trust has also adopted a Shareholder Service Plan. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of up to 0.25% of the average daily net assets of the Fund.

     Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Fund shares; processing dividend and distribution payments from the Funds on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Funds shares; providing the information to the Fund's necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

     Pursuant to the Shareholder Service Plan, the Board of Trustees reviews at least quarterly a written report of the service expenses incurred on behalf of the Funds by the Distributor. The report includes an itemization of the service expenses and the purposes of such expenditures.

     The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees'), cast in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Fund or class any time, without penalty, by the Board.

                              PORTFOLIO MANAGEMENT

COMPENSATION

     The compensation structure of Mr. Valeiras and Mr. Willyard (for the purposes of this section, "Portfolio Managers") is comprised of a fixed base salary set at competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by the Investment Adviser; and an annual bonus and profit sharing opportunity. Regarding the annual bonus and profit sharing opportunity, Each Portfolio Manager's compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual's portfolio management team and the overall success of the firm. Approximately 75% of each Portfolio Manager's bonus is based on one- and three-year annualized performance of client accounts under his management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account's individual benchmark (typically the MSCI EAFE Growth Index) (representing approximately one half of the calculation) and the accounts' peer rankings in institutional account universes (representing the other half). In the case of the Fund, the benchmark against which the performance of the Fund's portfolio will be compared is the MSCI EAFE Growth Index. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. As of October 1, 2005, neither Mr. Valeiras nor Mr. Willyard owned shares of the Fund.

     Each of the Investment Adviser's investment teams has a profit-sharing plan. Each team receives a pool which is based on "EBITDA" (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer (Mr. Valeiras) and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts.

     The Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

OTHER ACCOUNTS MANAGED

     The following summarizes information regarding each of the accounts, excluding the portfolio of the Fund and other portfolios of the Trust, that were managed by the Portfolio Managers as of March 31, 2005, including accounts managed by a team, committee, or other group that includes the Portfolio Manager

     As Chief Investment Officer, Horacio A. Valeiras, CFA was responsible for 11 other Registered Investment Companies with $644 million under management, 7 other pooled vehicles with $533 million under management, and 209 other accounts with $14.029 billion under management. Of these accounts, none of the other Registered Investment Companies, 3 of the other pooled vehicles (accounting for $35 million under management) and 5 of the other accounts (accounting for $143 million under management) paid an advisory fee based on performance.

     Vincent Willyard, CFA was responsible for 1 other Registered Investment Company with $38 million under management, no other pooled vehicles, and 2 other accounts with $170 million under management. None of the accounts managed by Mr. Willyard paid an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms. The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See "Portfolio Transactions and Brokerage".

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser's investment personnel, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Trust's Board of Trustees, the Investment Adviser executes the Fund's portfolio transactions and allocated the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Investment Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. Except as otherwise provided herein, the use of commissions or "soft dollars" to pay for research products or services will fall within the safe harbor created by
Section 28(e), research obtained with soft dollars generated by the Fund may be used by the Investment Adviser to service accounts other than the Fund.
Section 28(e) does not provide a "safe harbor" with respect to transactions effected on a principal basis, or transactions effected in futures, currencies or certain derivative instruments. Except as noted below, where a product or service obtained with soft dollars provides both research and non-research assistance to the Investment Adviser, the Investment Adviser will make a reasonable allocation of the cost which may be paid for with soft dollars. Because many of these services and products could benefit the Investment Adviser, the Investment Adviser may have a conflict of interest in allocating the Fund's brokerage business, including an incentive to cause the Fund to effect more transactions than it otherwise might in order to obtain those benefits. The Investment Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

     The Fund has entered into an arrangement with various broker-dealers, under which, with respect to any brokerage transactions directed to these broker-dealers, the broker-dealers rebate on a trade-by-trade basis, a part of the brokerage commission paid, which is used to pay expenses of the Fund.

     Although the Investment Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Investment Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, the Investment Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     Securities trade in the over-the-counter market generally on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Nicholas-Applegate Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act of 1940, as amended), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect the Fund's ability to pursue their present investment objectives. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

     Subject to the above considerations, an affiliated broker may act as a securities broker or dealer for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliates of the Funds are consistent with the foregoing standard.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Fund may be purchased and redeemed at its net asset value without any initial or deferred sales charge.

     The offering price is effective for orders received by the Transfer Agent or any sub-transfer agent prior to the time of determination of net asset value. The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Fund will have been deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designees. Brokers/Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent or a sub-transfer agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Fund's shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Fund. Payment for shares redeemed will be made not more than seven days after receipt of a written or telephone request in appropriate form, except as permitted by the Investment Company Act and the rules thereunder. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

     REDEMPTIONS IN KIND. Although the Fund intends to pay share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of portfolio securities.

     Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     The Board of Trustees of the Trust has adopted redemption in-kind policies for shareholders who are deemed affiliated persons of the Fund. Pursuant to these policies a redemption in-kind will be processed so that it does not result in a dilution of shares of remaining shareholders. Furthermore, under these policies the affiliated party will have no influence over the selection process of securities to be redeemed in kind.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

                              SHAREHOLDER SERVICES

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     A shareholder of the Fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that the Fund (the "paying Fund") into any other Fund of the same share class (the "receiving Fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Fund equals or exceeds that Fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Fund is below that Fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Funds must be automatically reinvested in the receiving Fund, (iii) if this privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 60 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-investments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

     The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REPORTS TO INVESTORS

     The Fund will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Fund upon request.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account.

                            FUND HOLDINGS INFORMATION

     Generally, the Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with Board of Trustees-approved guidelines, as outlined below. Persons who may gain access to the portfolio holdings information fall into one of four categories: the public, service providers, rating organizations, and the Federal Government. The Board has made a determination that transparency and uniformity in portfolio disclosures to the public are in the best interest of shareholders, in that it allows shareholders and their advisers to learn what securities they indirectly own, and allows prospective shareholders and their advisers to better evaluate an investment in the Fund. Accordingly, employees of the Fund and the Investment Adviser may not make selective disclosure of Fund portfolio holdings. The Board has made a determination that it is in the Fund's best interest to disclose portfolio holdings to service providers such as the investment adviser, custodians, proxy voting services and portfolio analysis services;

pursuant to confidentiality agreements, so that the Fund can carry out its normal operations. The Board has also determined that portfolio disclosure to rating organizations is in the best interest of the Fund's shareholders, in that ratings and publicity from these organizations improve the Fund's ability to attract more assets and retain existing assets.

     The Board has delegated to the Fund's Chief Compliance Officer ("CCO") the power to authorize portfolio disclosure to, and review the disclosure-related policies of, specific service providers and rating organizations that the Board does not approve directly. The Board has adopted a Code of Ethics that places restrictions on personal trading in securities by employees of the Fund, the investment adviser, the administrator and the custodian. Oversight of the Code of Ethics is vested in the CCO. The CCO makes periodic reports to the Board regarding disclosure of the Fund's portfolio holdings, and violations of, exceptions to, general oversight of, and proposed modifications to the Code of Ethics.

     The Fund will provide a full list of its holdings as of the end of the previous month to any person who makes a request on or after the 5th business day of the month and will furnish portfolio holdings as of the end of the month prior to the previous month to any person who submits a request prior to the 5th business day of the month. The Fund will provide its top ten holdings as of the end of the calendar quarter on the Investment Advisers web site 15 days or more after the calendar quarter-end.

     Disclosure is also made to service providers. Such service providers include the Fund's investment adviser, administrator, custodian, portfolio analysis providers and proxy voting services. For service providers not covered by the Code of Ethics, disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund has ongoing relationships with the following service providers under which it discloses portfolio holdings beyond the scope of public disclosure:

     - Nicholas-Applegate Capital Management as investment adviser. Disclosure is on a continuous, real-time basis.

     - Brown Brothers Harriman as custodian. Disclosure is on a continuous, real-time basis.

     - Vestek as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Factset as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Glass, Lewis & Co. as proxy voting service. Partial disclosure is made on a case-by-case, real-time basis, as dictated by periodic shareholder votes in the securities held by the Fund.

     Disclosure is also made to rating organizations. Disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund currently has no ongoing relationships with service providers under which it would disclose portfolio holdings beyond the scope of public disclosure.

     The Fund also provides a complete list of its holdings to the Federal Government four times in each fiscal year, at each quarter-end. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission ("SEC") on form N-Q.

     Nicholas-Applegate may not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Investment Adviser desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI.

     There is no assurance that the Fund's policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     Shareholders can look up the Fund's Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 1-202-942-8090.

                                  PROXY VOTING

                            HOW THE FUND VOTE PROXIES

     The Investment Adviser votes proxies on behalf of the Fund pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Fund. A summary of the Proxy Guidelines is provided in Appendix A. To obtain information on how the Fund's securities were voted, please contact your account representative at 1-800-551-8043.

                                 NET ASSET VALUE

     The net asset value of the Fund is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all the Class' proportional interest in the Fund's liabilities (including accrued estimated expenses on an annual basis) all liabilities allocable to such Class, by the total number of shares of a particular class of the Fund outstanding. The value of the investments and assets of a Fund is determined each business day. Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

     In the event the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of Trustees of Trust will reconsider the time at which they compute net asset value. In addition, the asset value of the Funds may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

     The Fund values long-term debt obligations at the quoted bid prices for such securities or, if such prices are not available, at prices for securities or comparable maturity, quality and type; however, the Investment Adviser will use, when it deems it appropriate, prices obtained for the day of valuation from a bond pricing service, as discussed below. The Fund values debt securities with maturities of 60 days or less at amortized cost if their term to maturity from date of purchase is less that 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Trust not to represent fair value. The Fund values repurchase agreements at close plus accrued interest.

     The Fund values U.S. Government securities which trade in the over-the-counter market at the last available bid prices, except that securities with a demand feature exercisable within one to seven days are value at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

     The Fund values options, futures contracts and options thereon, which trade on exchanges, at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options and futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

     Trading in securities on non-U.S. securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, non-U.S. securities trading may not take place on all business days in New York, and may occur in various non-U.S. markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may to take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 11:00 a.m.
New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value, (Fair Value Securities) are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Investment Adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other clients of the Investment Adviser, and such other factors as may be determined by the Investment Adviser, Board of Trustees or Pricing Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

     The Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

REGULATED INVESTMENT COMPANY

     The Trust has elected to qualify the Fund as a regulated investment company under Subchapter M of the Code, and intends that the Fund will remain so qualified.

     As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of it gross income form dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains form options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     A Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of it ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other that those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Funds intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

     Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Not later than 60 days after the end of the taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the code. Net capital gain distributions are not eligible for the dividends received deduction.

     BACKUP WITHHOLDING. Under certain provisions of the Internal Revenue Code (the "Code"), the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     NONRESIDENT ALIENS. Nonresident alien individuals and non-U.S. entities must certify their non-U.S. status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                           SPECIAL TAX CONSIDERATIONS

     SECTION 1256 CONTRACTS. Many of the futures contract and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain non-U.S. currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculation the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     The Funds may take one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

     SECTIONS 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non U.S. currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in non-U.S. currency and on disposition of certain futures attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to the shareholders.

     NON U.S. TAX. Different countries may impose withholding and other taxes on other income received by a Fund form sources within those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intend to manage the Funds with the intention of minimizing non U.S. taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non U.S. corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of income and similar taxes paid by the Fund. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the taxes paid by the Fund will be "pass-through" for that year.

     Generally, a credit for taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total non-U.S. source taxable income. For this purpose, if the Fund elects pass-through treatment, the source of the Fund's income flows through to shareholders of the Fund. With respect to such election, the Fund treats gains from the sale of securities as derived from the U.S. sources and certain currency fluctuation gains, including fluctuation gains from non U.S. currency denominated debt securities, receivables and payables as ordinary income derived from U.S. sources. The limitation on the non U.S. tax credit applies separately to non U.S. source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the taxes paid by the Fund to other countries. The tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90%
of the alternative minimum tax imposed on corporations and individuals and taxes generally are not deductible in computing alternative minimum taxable income.

     ORIGINAL ISSUE DISCOUNT. The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire as issued originally at a discount. Generally, the Funds treat the amount of the original issue discount ("OID") as interest income and include it in income over the term of the debt security, even though they do not receive payment of that amount until a later time, usually when the debt security matures. The Funds treat a portion of the OID includable in income with respect to certain high-yield corporation debt securities as a dividend for federal income tax purposes.

     The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire in the secondary market as having market discount. Generally, a Fund treats any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount as ordinary interest income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

     The Funds generally must distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though the Funds have yet to receive cash representing such income. The Funds may obtain cash to pay such dividends from sales proceeds of securities held by the Funds.

                             PERFORMANCE INFORMATION

     The Trust may from time to time advertise total returns and yields for the Fund, compare Fund performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio, and the market conditions during the given period, and should not be considered to be representative of what may be achieved in the future.

AVERAGE ANNUAL TOTAL RETURN

     The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investment are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would been received upon redemption. Total return does not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

          P(1 + T)(TO THE POWER OF n) =   ERV

               Where: P = a hypothetical initial payment of $1,000.
                      T = average annual total return.
                      n = number of years
                     ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                      P(1+T)(TO THE POWER OF n) = ATV(SUB D or DB)

          Where: P           =  a hypothetical initial payment of $1,000.
                 T           =  average annual total return (after taxes on
                                distributions, or after taxes on distributions
                                and redemption, as applicable).
                 n           =  number of years
                 ATV(SUB D or DB)

                 ATV(SUB D)  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of (or fractional portion thereof), after taxes on fund distributions and redemptions.
                 ATV(SUB DB) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

PERFORMANCE COMPARISONS

     Advertising and sales literature may include:

     - references to ratings, rankings, and financial publication and/or performance comparison of Shares to certain indices;

     - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     - discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market condition, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     MSCI EAFE GROWTH INDEX: The Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The Growth index covers "growth" securities (high P/BV securities), relative to each MSCI country index. In this manner, the definition of growth is relative to each individual market as represented by the MSCI Index. Country Growth Indexes are aggregated into regional Growth Indexes.

     Value Line Mutual Funds Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

     CDR Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Dow Jones Industrial Average (DJIA) represents share prices of selected blue chip industrial corporations. The DJIA indicated daily changes in the average price of stock of thes corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market at a whole.

     Financial Publications. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines, among others--provide performance statistics over specified time periods.

     Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

     Morningstar, Inc, an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Value, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Standard and Poor's Daily Stock Price Index of 500 Common Stocks (S&P500) is a composite index of common stocks in industry, transportation, and financial and public utility companies. The index can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

     Lipper Growth Fund Average is an average of the total returns of 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Strategic Insight Mutual Fund Research and Consulting, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Funds will quote their Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

     Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk, and total return for equity and fixed income funds.

     Value Line Composite Index, consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

     Strategic Insight Growth Funds Index consists of mutual funds that invest in well-established companies primarily for long-term capital gains rather than current income.

     As used in the Funds' prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

     The Trust will dispense the annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

     Each share of each Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATION OF TRUST

     The Declaration of Trust of the Trust provides that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

              PRO FORMA COMBINING NOTES TO FINANCIAL STATEMENTS
               OF DUNCAN-HURST INTERNATIONAL GROWTH FUND INTO
            NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
                              March 31, 2005
                                (UNAUDITED)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

     The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Plan of Reorganization between Nicholas-Applegate International All-Cap Growth Fund (a series of Professionally Managed Portfolios) (the "Acquired Fund") and Nicholas-Applegate All-Cap Growth Fund (a newly organized series of Nicholas-Applegate Institutional Funds) (the "Acquiring Fund") (collectively, the "Reorganization") and the consummation of transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Reorganization would be accomplished by an exchange of shares of the Acquiring Fund for the net assets of the Acquired Fund the distribution of Acquiring Fund shares to the Acquired Fund shareholders. If the Reorganization were to have taken place at March 31, 2005, Acquired Fund
- Class I shareholders would have received 3,729,694 shares of Acquiring Fund
- Class I shares.

     The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PRO FORMA ADJUSTMENTS

     (a) Under the terms of the interim investment advisory agreement of Acquired Fund (the "Agreement"), the advisory fees based on pro forma combined assets for the year ended March 31, 2005 were $281,550. The advisory fees were adjusted to reflect the advisory fee rates for the Acquiring Fund. Upon the closing date of the Reorganization, the advisory fee payable by Acquiring Fund will be 0.95% of the Fund's average daily net assets.

     Correspondingly, advisory fee waivers have been adjusted to reflect the voluntary agreement by the Acquiring Fund's Investment Adviser to waive advisory fees to the extent that total expenses (with certain exclusions) exceed 1.25%.

     (b) Pursuant to the master co administrative services agreement for Class I shares of the Acquiring Fund, the Acquiring Fund will pay the Investment Adviser a fee calculated at 0.15% of the average daily net assets of Acquiring Fund Class I shares. Class I shares co administration fees paid on pro forma combined assets for the year ended March 31, 2005 were $44,455. The co administration fees were adjusted to reflect the fees that will be paid by the Acquired Fund in accordance with Acquiring Fund - Class I co administration agreement.

     (c) Pursuant to the terms of the master shareholder servicing agreement for Class I shares of the Acquiring Fund, the Acquiring Fund pays the Investment Adviser a fee calculated at 0.15% of the average daily net assets of Class I shares. The Class I shareholder servicing fees on the pro forma combined assets for the year ended March 31, 2005 were $44,455. The shareholder servicing fees were adjusted to reflect the fees that will be paid by the Acquired Fund in accordance with Acquiring Fund - Class I shareholder servicing agreement.

     (d) Custody, accounting & administration and transfer agency fees have been adjusted to reflect the estimated amounts the combined entities would have paid under the agreements Acquiring Fund will have with Brown Brothers Harriman & Co for custody, accounting and administration services, and UMB Fund Services, Inc. for transfer agency services upon closing of the Reorganization.

     (e) Fees for a variety of other expense items have been adjusted to reflect the estimated amounts of costs shared by all portfolios of the Nicholas-Applegate Institutional Funds that would have been allocated to the combined entities.

     (f) The fee paid to a non affiliated Chief Compliance Officer has been eliminated.

NOTE 3 - MERGER COSTS

     Merger costs related to the Reorganization are estimated at approximately $25,000 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of the Acquired Fund carrying out its obligations under the Reorganization and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. The merger costs related to the Acquiring Fund are $25,000 and Nicholas-Applegate Capital Management has agreed to pay 100% of these costs.

               (This page has been left blank intentionally.)

PRO FORMA SCHEDULE OF INVESTMENTS OF COMBINED FUND
MARCH 31, 2005 (UNAUDITED)

                                                         NICHOLAS-APPLEGATE
                                                    INTERNATIONAL ALL CAP GROWTH
                                                          (ACQUIRING FUND)
SHARES                                                  SHARES         VALUE
------                                              -------------   -----------
COMMON STOCKS: 96.6%

AUSTRALIA: 3.8%
Alumina Ltd.
CSL Ltd.
Stargames Ltd.
Woodside Petroleum Ltd.
                                                                    -----------

                                                                    -----------
AUSTRIA: 1.0%
Erste Bank der Oesterreichischen Sparkassen AG
                                                                    -----------
BELGIUM: 2.0%
InBev N.V.
KBC Groupe SA
                                                                    -----------

                                                                    -----------
BRAZIL: 2.2%
Companhia Cia Vale do Rio Doce -- Sponsored ADR
Uniao de Bancos Brasileiros S.A. (Unibanco) -- GDR
                                                                    -----------

                                                                    -----------
CANADA: 4.7%
ATI Technologies, Inc.(1)
Great Canadian Gaming Corp.(1)
Precision Drilling Corp.(1),(2)
Talisman Energy, Inc.
Teck Cominco Ltd. -- Class B
                                                                    -----------

                                                                    -----------
FINLAND: 2.1%
Nokian Renkaat OYJ
YIT-Yhtyma OYJ
                                                                    -----------

                                                                    -----------
FRANCE: 5.9%
Axalto Holdings N.V.(1)
Sanofi-Aventis
Total S.A. -- Sponsored ADR
Veolia Environnement
                                                                    -----------

                                                                    -----------
GERMANY: 4.1%
HeidelbergCement AG
IVG Immobilien AG
Solarworld AG
                                                                    -----------

                                                                    -----------


                                                       NICHOLAS-APPLEGATE
                                                  INTERNATIONAL ALL CAP GROWTH                                 COMBINED FUNDS
                                                        (ACQUIRED FUND)               ADJUSTMENTS                 PROFORMA
SHARES                                                SHARES         VALUE        SHARES        VALUE       SHARES         VALUE
------                                              -----------   -----------   ----------   ----------   -----------   -----------
COMMON STOCKS: 96.6%
AUSTRALIA: 3.8%
Alumina Ltd.                                             72,070   $   328,161                                  72,070   $   328,161
CSL Ltd.                                                 15,040       397,408                                  15,040       397,408
Stargames Ltd.                                          259,000       278,312                                 259,000       278,312
Woodside Petroleum Ltd.                                  14,770       277,462                                  14,770       277,462
                                                                  -----------                ----------                 -----------
                                                                    1,281,343                                             1,281,343
                                                                  -----------                ----------                 -----------
AUSTRIA: 1.0%
Erste Bank der Oesterreichischen Sparkassen AG            6,500       340,021                                   6,500       340,021
                                                                  -----------                ----------                 -----------
BELGIUM: 2.0%
InBev N.V.                                                9,380       328,455                                   9,380       328,455
KBC Groupe SA                                             4,120       347,451                                   4,120       347,451
                                                                  -----------                ----------                 -----------
                                                                      675,906                                               675,906
                                                                  -----------                ----------                 -----------
BRAZIL: 2.2%
Companhia Cia Vale do Rio Doce -- Sponsored ADR          11,550       365,095                                  11,550       365,095
Uniao de Bancos Brasileiros S.A. (Unibanco) -- GDR       11,300       388,494                                  11,300       388,494
                                                                  -----------                ----------                 -----------
                                                                      753,589                                               753,589
                                                                  -----------                ----------                 -----------
CANADA: 4.7%
ATI Technologies, Inc.(1)                                17,040       293,997                                  17,040       293,997
Great Canadian Gaming Corp.(1)                            8,910       354,500                                   8,910       354,500
Precision Drilling Corp.(1),(2)                           3,010       224,727                                   3,010       224,727
Talisman Energy, Inc.                                     9,000       307,809                                   9,000       307,809
Teck Cominco Ltd. -- Class B                             10,830       401,360                                  10,830       401,360
                                                                  -----------                ----------                 -----------
                                                                    1,582,393                                             1,582,393
                                                                  -----------                ----------                 -----------
FINLAND: 2.1%
Nokian Renkaat OYJ                                        2,180       351,298                                   2,180       351,298
YIT-Yhtyma OYJ                                           12,600       356,756                                  12,600       356,756
                                                                  -----------                ----------                 -----------
                                                                      708,054                                               708,054
                                                                  -----------                ----------                 -----------
FRANCE: 5.9%
Axalto Holdings N.V.(1)                                  12,100       400,013                                  12,100       400,013
Sanofi-Aventis                                            6,070       511,899                                   6,070       511,899
Total S.A. -- Sponsored ADR                               6,430       753,789                                   6,430       753,789
Veolia Environnement                                      9,500       336,968                                   9,500       336,968
                                                                  -----------                ----------                 -----------
                                                                    2,002,669                                             2,002,669
                                                                  -----------                ----------                 -----------
GERMANY: 4.1%
HeidelbergCement AG                                       4,800       302,057                                   4,800       302,057
IVG Immobilien AG                                        19,370       328,965                                  19,370       328,965
Solarworld AG                                             6,090       763,076                                   6,090       763,076
                                                                  -----------                ----------                 -----------
                                                                    1,394,098                                             1,394,098
                                                                  -----------                ----------                 -----------

                                               NICHOLAS-APPLEGATE
                                          INTERNATIONAL ALL CAP GROWTH
                                                (ACQUIRING FUND)
SHARES                                       SHARES          VALUE
------                                    -------------   ------------
GREECE: 2.0%
Piraeus Bank S.A.
National Bank of Greece S.A.
Tsakos Energy Navigation Ltd.(2)
                                                         -------------

                                                         -------------
HONG KONG: 2.2%
Cheung Kong (Holdings) Ltd.
Henderson Land Development Co. Ltd.
Shun Tak Holdings Ltd.
                                                         -------------

                                                         -------------
HUNGARY: 0.8%
OTP Bank Rt. -- GDR
                                                         -------------
INDONESIA: 2.6%

PT Adhi Karya (Persero), Tbk.
PT Clipan Finance Indonesia, Tbk.(1)
PT Energi Mega Persada, Tbk.
PT Kawasan Industri Jababeka, Tbk.(1)
PT Bank Lippo, Tbk.(1)
                                                         -------------

                                                         -------------
IRELAND: 5.6%
Anglo Irish Bank Corp. PLC
Kingspan Group PLC
                                                         -------------

                                                         -------------
ITALY: 0.7%
Saipem SpA
                                                         -------------
JAPAN: 21.9%
The Bank of Fukuoka Ltd.
Canon, Inc.
Credit Saison Co. Ltd.
Cyber Agent Ltd.
Fanuc Ltd.
Honda Motor Co. Ltd.
Komatsu Ltd.
Matsui Securities Co. Ltd.
Matsui Securities Co. Ltd.(1),(3)
Mitsubishi Tokyo Financial Group, Inc.
NEOMAX Co. Ltd.
Nidec Corp.
Pacific Management Corp.
Sharp Corp.

                                               NICHOLAS-APPLEGATE
                                          INTERNATIONAL ALL CAP GROWTH                                       COMBINED FUNDS
                                                 (ACQUIRED FUND)                ADJUSTMENTS                     PROFORMA
SHARES                                       SHARES          VALUE         SHARES          VALUE         SHARES          VALUE
------                                    -------------  -------------  -------------  -------------  -------------  -------------
GREECE: 2.0%
Piraeus Bank S.A.                                10,110  $     183,496                                       10,110  $     183,496
National Bank of Greece S.A.                      4,800        162,416                                        4,800        162,416
Tsakos Energy Navigation Ltd.(2)                  7,630        335,949                                        7,630        335,949
                                                         -------------                 -------------                 -------------
                                                               681,861                                                     681,861
                                                         -------------                 -------------                 -------------
HONG KONG: 2.2%
Cheung Kong (Holdings) Ltd.                      24,000        213,096                                       24,000        213,096
Henderson Land Development Co. Ltd.              50,000        222,456                                       50,000        222,456
Shun Tak Holdings Ltd.                          328,000        309,105                                      328,000        309,105
                                                         -------------                 -------------                 -------------
                                                               744,657                                                     744,657
                                                         -------------                 -------------                 -------------
HUNGARY: 0.8%
OTP Bank Rt. -- GDR                               4,040        286,840                                        4,040        286,840
                                                         -------------                 -------------                 -------------
INDONESIA: 2.6%
PT Adhi Karya (Persero), Tbk.                 1,690,000        157,027                                    1,690,000        157,027
PT Clipan Finance Indonesia, Tbk.(1)          3,595,700        149,963                                    3,595,700        149,963
PT Energi Mega Persada, Tbk.                  2,166,000        171,524                                    2,166,000        171,524
PT Kawasan Industri Jababeka, Tbk.(1)        14,388,000        220,279                                   14,388,000        220,279
PT Bank Lippo, Tbk.(1)                        2,283,700        190,489                                    2,283,700        190,489
                                                         -------------                 -------------                 -------------
                                                               889,282                                                     889,282
                                                         -------------                 -------------                 -------------
IRELAND: 5.6%
Anglo Irish Bank Corp. PLC                       35,700        893,252                                       35,700        893,252
Kingspan Group PLC                               85,030      1,005,346                                       85,030      1,005,346
                                                         -------------                 -------------                 -------------
                                                             1,898,598                                                   1,898,598
                                                         -------------                 -------------                 -------------
ITALY: 0.7%
Saipem SpA                                       17,800        225,687                                       17,800        225,687
                                                         -------------                 -------------                 -------------
JAPAN: 21.9%
The Bank of Fukuoka Ltd.                         86,000        539,881                                       86,000        539,881
Canon, Inc.                                       3,500        187,724                                        3,500        187,724
Credit Saison Co. Ltd.                            9,100        327,653                                        9,100        327,653
Cyber Agent Ltd.                                     80        280,584                                           80        280,584
Fanuc Ltd.                                        3,200        200,289                                        3,200        200,289
Honda Motor Co. Ltd.                              3,500        175,318                                        3,500        175,318
Komatsu Ltd.                                     86,000        646,574                                       86,000        646,574
Matsui Securities Co. Ltd.                        9,600        127,875                                        9,600        127,875
Matsui Securities Co. Ltd.(1),(3)                19,200        250,914                                       19,200        250,914
Mitsubishi Tokyo Financial Group, Inc.               69        598,573                                           69        598,573
NEOMAX Co. Ltd.                                  16,600        391,754                                       16,600        391,754
Nidec Corp.                                       2,800        348,678                                        2,800        348,678
Pacific Management Corp.                            190        627,396                                          190        627,396
Sharp Corp.                                      20,000        302,598                                       20,000        302,598

                                                                                                          NICHOLAS-APPLEGATE
                                                                                                     INTERNATIONAL ALL CAP GROWTH
                                                                                                           (ACQUIRING FUND)
                                                                                                     ----------------------------
SHARES                                                                                                  SHARES          VALUE
------                                                                                               ------------   ------------

JAPAN (CONINUED)
Sompo Japan Insurance, Inc.
Taiheiyo Cement Corp.
Toho Titanium Co. Ltd.
Tokyu Corp.
Toyota Motor Corp.
USS Co. Ltd.
Yamada Denki Co. Ltd.
                                                                                                                      -----------
                                                                                                                      -----------
NETHERLANDS: 6.6%
ASML Holding N.V. -- New York Shares(1)
IHC Caland N.V.
ING Groep N.V. -- Sponsored ADR
Koninklijke Bam Groep N.V.
Koninklijke Philips Electronics N.V. -- New York Shares
Royal Numico N.V.(1)
                                                                                                                      -----------
                                                                                                                      -----------
NORWAY: 5.3%
Petroleum Geo-Services ASA(1)
Tandberg Television ASA(1)
TGS-NOPEC Geophysical Co. ASA(1)
                                                                                                                      -----------
                                                                                                                      -----------
PHILIPPINES: 0.9%
Metropolitan Bank & Trust Co.
                                                                                                                      -----------
SINGAPORE: 2.5%
ASE Test Ltd.(1),(2)
CapitaLand Ltd.
Singapore Petroleum Co. Ltd.
                                                                                                                      -----------
                                                                                                                      -----------
SWEDEN: 0.9%
Telefonaktiebolaget LM Ericsson -- Sponsored ADR(1)
                                                                                                                      -----------
SWITZERLAND: 7.8%
ABB Ltd.(1)
Kudelski SA -- Bearer Shares(1)
Leica Geosystems Holdings AG(1)
Nestle SA -- Registered Shares
Novartis AG -- Sponsored ADR
Roche Holding AG -- NVES
UBS AG -- Registered Shares
                                                                                                                      -----------
                                                                                                                      -----------

                                                           NICHOLAS-APPLEGATE
                                                       INTERNATIONAL ALL CAP GROWTH                             COMBINED FUNDS
                                                             (ACQUIRED FUND)             ADJUSTMENTS               PROFORMA
                                                        ------------------------  ------------------------  -----------------------
SHARES                                                    SHARES        VALUE       SHARES        VALUE       SHARES       VALUE
------                                                  -----------  -----------  -----------  -----------  -----------  ----------
JAPAN (CONINUED)
Sompo Japan Insurance, Inc.                                  32,000  $   334,014                                 32,000  $   334,014
Taiheiyo Cement Corp.                                       125,000      350,963                                125,000      350,963
Toho Titanium Co. Ltd.                                       11,000      337,577                                 11,000      337,577
Tokyu Corp.                                                  60,000      312,858                                 60,000      312,858
Toyota Motor Corp.                                           12,200      454,065                                 12,200      454,065
USS Co. Ltd.                                                  3,600      278,718                                  3,600      278,718
Yamada Denki Co. Ltd.                                         6,700      351,234                                  6,700      351,234
                                                                     -----------               -----------               -----------
                                                                       7,425,240                                           7,425,240
                                                                     -----------               -----------               -----------
NETHERLANDS: 6.6%
ASML Holding N.V. -- New York Shares(1)                      15,890      266,475                                 15,890      266,475
IHC Caland N.V.                                               5,100      323,977                                  5,100      323,977
ING Groep N.V. -- Sponsored ADR                              11,890      359,435                                 11,890      359,435
Koninklijke Bam Groep N.V.                                    9,100      536,786                                  9,100      536,786
Koninklijke Philips Electronics N.V. -- New York Shares      15,050      414,176                                 15,050      414,176
Royal Numico N.V.(1)                                          8,100      331,414                                  8,100      331,414
                                                                     -----------               -----------               -----------
                                                                       2,232,263                                           2,232,263
                                                                     -----------               -----------               -----------
NORWAY: 5.3%
Petroleum Geo-Services ASA(1)                                 4,700      309,611                                  4,700      309,611
Tandberg Television ASA(1)                                   65,430      820,740                                 65,430      820,740
TGS-NOPEC Geophysical Co. ASA(1)                             22,810      669,422                                 22,810      669,422
                                                                     -----------               -----------               -----------
                                                                       1,799,773                                           1,799,773
                                                                     -----------               -----------               -----------
PHILIPPINES: 0.9%
Metropolitan Bank & Trust Co.                               494,600      311,353                                494,600      311,353
                                                                     -----------               -----------               -----------
SINGAPORE: 2.5%
ASE Test Ltd.(1),(2)                                         59,900      304,292                                 59,900      304,292
CapitaLand Ltd.                                             119,000      169,413                                119,000      169,413
Singapore Petroleum Co. Ltd.                                147,000      365,118                                147,000      365,118
                                                                     -----------               -----------               -----------
                                                                         838,823                                             838,823
                                                                     -----------               -----------               -----------
SWEDEN: 0.9%
Telefonaktiebolaget LM Ericsson -- Sponsored ADR(1)          10,780      303,996                                 10,780      303,996
                                                                     -----------               -----------               -----------
SWITZERLAND: 7.8%
ABB Ltd.(1)                                                  54,800      340,324                                 54,800      340,324
Kudelski SA -- Bearer Shares(1)                              16,440      592,934                                 16,440      592,934
Leica Geosystems Holdings AG(1)                               1,230      344,408                                  1,230      344,408
Nestle SA -- Registered Shares                                1,270      347,382                                  1,270      347,382
Novartis AG -- Sponsored ADR                                  5,010      234,368                                  5,010      234,368
Roche Holding AG -- NVES                                      3,210      343,967                                  3,210      343,967
UBS AG -- Registered Shares                                   5,230      441,516                                  5,230      441,516
                                                                     -----------               -----------               -----------
                                                                       2,644,899                                           2,644,899
                                                                     -----------               -----------               -----------

                                                                    NICHOLAS-APPLEGATE
                                                               INTERNATIONAL ALL CAP GROWTH
                                                                     (ACQUIRING FUND)
SHARES                                                           SHARES          VALUE
------                                                        ------------   ------------
THAILAND: 0.8%
TT&T PCL -- NVDR(1)
                                                                              -----------

TURKEY: 1.2%
Turkcell Iletisim Hizmetleri A.S. --
  Sponsored ADR
Turkiye Garanti Bankasi A.S.(1)
                                                                              -----------

                                                                              -----------

UNITED KINGDOM: 9.0%
AstraZeneca PLC -- Sponsored ADR
Cookson Group PLC(1)
Exel PLC
GlaxoSmithKline PLC -- Sponsored ADR
Paladin Resources PLC
SABMiller PLC
Vodafone Group PLC -- Sponsored ADR
                                                                              -----------

                                                                              -----------
TOTAL COMMON STOCKS (COST $28,393,413)
                                                                              ===========


                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                -----------
SHORT-TERM INVESTMENTS: 1.9%

MONEY MARKET INVESTMENT: 1.9%
UMB Money Market Fiduciary
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $634,197)
                                                                              -----------
TOTAL INVESTMENTS IN SECURITIES: 98.5% (COST
  $29,027,610)
OTHER ASSETS IN EXCESS OF LIABILITIES: 1.5%
                                                                              -----------
NET ASSETS: 100.0%
                                                                              ===========

----------
(1) Non-income producing security.
(2) U.S. Security of a foreign company.
(3) Restricted Security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.
NVES -- Non-Voting Equity Security.
NVDR -- Non-Voting Depositary Receipt.

                                                       NICHOLAS-APPLEGATE
                                                   INTERNATIONAL ALL CAP GROWTH                               COMBINED FUNDS
                                                         (ACQUIRED FUND)             ADJUSTMENTS                 PROFORMA
SHARES                                              SHARES           VALUE       SHARES       VALUE       SHARES         VALUE
------                                            ----------     -------------  ---------  ----------  ------------   ------------
THAILAND: 0.8%
TT&T PCL -- NVDR(1)                                2,280,000     $     261,835                            2,280,000   $    261,835
                                                                 -------------             ----------                 ------------
TURKEY: 1.2%
Turkcell Iletisim Hizmetleri A.S. --
  Sponsored ADR                                        5,330            91,036                                5,330         91,036
Turkiye Garanti Bankasi A.S.(1)                       82,000           310,993                               82,000        310,993
                                                                 -------------             ----------                 ------------
                                                                       402,029                                             402,029
                                                                 -------------             ----------                 ------------

UNITED KINGDOM: 9.0%
AstraZeneca PLC -- Sponsored ADR                      12,790           505,589                               12,790        505,589
Cookson Group PLC(1)                                 452,000           341,583                              452,000        341,583
Exel PLC                                              21,280           340,930                               21,280        340,930
GlaxoSmithKline PLC -- Sponsored ADR                   7,600           348,992                                7,600        348,992
Paladin Resources PLC                                119,080           411,144                              119,080        411,144
SABMiller PLC                                         31,130           487,270                               31,130        487,270
Vodafone Group PLC -- Sponsored ADR                   22,520           598,131                               22,520        598,131
                                                                 -------------             ----------                 ------------
                                                                     3,033,639                                           3,033,639
                                                                 -------------             ----------                 ------------
TOTAL COMMON STOCKS (COST $28,393,413)                              32,718,848                                          32,718,848
                                                                 =============             ==========                 ============

                                                  PRINCIPAL                     PRINCIPAL               PRINCIPAL
                                                    AMOUNT                        AMOUNT                  AMOUNT
                                                  ----------                    ---------              ------------
SHORT-TERM INVESTMENTS: 1.9%

MONEY MARKET INVESTMENT: 1.9%
UMB Money Market Fiduciary                           634,197           634,197                            1,268,394        634,197
                                                                 -------------             ----------                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $634,197)                           634,197                                             634,197
                                                                 -------------             ----------                 ------------
TOTAL INVESTMENTS IN SECURITIES: 98.5% (COST
  $29,027,610)                                                      33,353,045                                          33,353,045
OTHER ASSETS IN EXCESS OF LIABILITIES: 1.5%                            506,912                 68,135                      575,047
                                                                 -------------             ----------                 ------------
NET ASSETS: 100.0%                                               $  33,859,957                                        $ 33,928,092
                                                                 =============             ==========                 ============

PRO-FORMA COMBINING THE STATEMENT OF ASSETS & LIABILITIES AT
MARCH 31, 2005 -- (UNAUDITED)

                                                 NICHOLAS-APPLEGATE NICHOLAS-APPLEGATE
                                                    INTERNATIONAL      INTERNATIONAL                         PRO-FORMA
                                                   ALL CAP GROWTH     ALL CAP GROWTH                         COMBINED
                                                  (ACQUIRING FUND)    (ACQUIRED FUND)                      STATEMENT OF
                                                    PERIOD ENDED       PERIOD ENDED                          ASSETS &
                                                   MARCH 31, 2005     MARCH 31, 2005    ADJUSTMENTS        LIABILITIES
                                                 ------------------   --------------   -------------       ------------
ASSETS
Investments, at value*                           $                    $   33,353,045                       $ 33,353,045
Foreign currencies, at value**                                               741,324                            741,324
Cash                                                                         171,417                            171,417
Receivables:                                                                                                         --
   Investment securities sold                                                948,517                            948,517
   Capital shares sold                                                            --                                 --
   Dividends and interest                                                     63,980                             63,980
   Foreign taxes receivable                                                       --                                 --
   Other recivables                                                               --                                 --
   Prepaid expenses                                                            7,800                              7,800
Other assets                                                                                                         --
                                                 ------------------   --------------   -------------       ------------
     Total assets                                                         35,286,083                         35,286,083
                                                 ------------------   --------------   -------------       ------------
LIABILITIES
Payables:
   Investments purchased                         $                         1,346,221                          1,346,221
   Advisory Fees                                                              20,381         (77,922)(a)        (57,541)
   Administration Fees                                                        19,666              --             19,666
   Transfer Agent Fees                                                         7,034                              7,034
   Chief compliance officer fees                                                 500                                500
Other Liabilites                                                              32,324           9,787(b)          42,111
                                                 ------------------   --------------   -------------       ------------
     Total Liabilities                                                     1,426,126                          1,426,126
                                                 ------------------   --------------   -------------       ------------
NET ASSETS                                                                33,859,957          68,135         33,928,092
                                                 ==================   ==============   =============       ============
 * Investments, at cost                                                   29,027,610                         29,027,610
                                                 ==================   ==============   =============       ============
** Foreign currencies, at cost                                               743,568                            743,568
                                                 ==================   ==============   =============       ============
NET ASSETS CONSIST OF:
Paid-in capital                                  $                    $   45,667,281                         45,667,281
Undistributed net investment income (loss)                                     8,108          68,135             76,243
Accumulated net realized gain (loss) on
   investments and foreign currencies                                    (16,139,783)                       (16,139,783)
Net unrealized appreciation (depreciation ) of
   investments and of other assets and
   liabilities denominated in foreign currencies                           4,324,351                          4,324,351
                                                 ------------------   --------------   -------------       ------------
Net Assets applicable to all shares outstanding  $                    $   33,859,957          68,135         33,928,092
                                                 ==================   ==============   =============       ============
Class I Shares outstanding                                                 3,729,694                          3,729,694
Net Asset Value -- Class I Share                 $                    $         9.08             .02(c)            9.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(a) Sum of Management fee and Expenses reimbursed from 3/31/2005 SOP
(b) Sum of all other adjustments from 3/31/2005 SOP
(c) NAV impact of adjustments

PRO-FORMA COMBINING THE STATEMENT OF OPERATIONS
MARCH 31, 2005 (UNAUDITED)

                                                        NICHOLAS-APPLEGATE NICHOLAS-APPLEGATE
                                                          INTERNATIONAL      INTERNATIONAL
                                                          ALL CAP GROWTH     ALL CAP GROWTH                       PRO-FORMA
                                                         (ACQUIRING FUND)    (ACQUIRED FUND)                      COMBINED
                                                           PERIOD ENDED       PERIOD ENDED                      STATEMENT OF
                                                          MARCH 31, 2005     MARCH 31, 2005   ADJUSTMENTS        OPERATIONS
                                                        ------------------   --------------   -----------       ------------
INVESTMENT INCOME
Dividends, net of foreign taxes*                        $                    $      485,422            --            485,422
Interest                                                                              3,093            --              3,093
                                                        ------------------   --------------   -----------       ------------
   Total Income                                                                     488,515            --            488,515
                                                        ------------------   --------------   -----------       ------------
EXPENSES
Advisory fee                                                                        370,460       (88,910)(a)        281,550
Accounting and administration fees                                                  108,973       (90,573)(b)         18,400
Custodian fees                                                                       36,826        37,674 (b)         74,500
Transfer agent fees and expenses                                                     34,005       (11,005)(b)         23,000
Shareholder servicing fees                                                               --        44,455 (c)         44,455
Administrative services                                                                  --        44,455 (d)         44,455
Professional fees                                                                    21,482        (2,082)(e)         19,400
Shareholder reporting                                                                14,996        (6,296)(e)          8,700
Registration fees                                                                    16,060       (16,060)(e)             --
Trustees' fees and expenses                                                           5,435        (1,635)(e)          3,800
Miscellaneous                                                                         4,646        12,354 (e)         17,000
Chief compliance officer fees                                                         1,500        (1,500)(f)             --
                                                        ------------------   --------------   -----------       ------------
   Total Expenses                                                                   614,383       (79,123)           535,260
Expenses offset                                                                                                           --
Expenses reimbursed                                                                (175,788)       10,988 (g)       (164,800)
                                                        ------------------   --------------   -----------       ------------
   Net Expenses                                                                     438,595       (68,135)           370,460
                                                        ------------------   --------------   -----------       ------------
NET INVESTMENT INCOME (LOSS)                                                         49,920        68,135            118,055
                                                        ------------------   --------------   -----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

Realized gain/ (loss) from:
   Investments and foreign currencies                                             4,719,908            --          4,719,908
Change in unrealized appreciation (depreciation) of:
   Investments and foreign currencies                                            (1,393,822)           --         (1,393,822)
                                                        ------------------   --------------   -----------       ------------
NET GAIN (LOSS) ON INVESTMENTS                                                    3,326,086            --          3,326,086
                                                        ------------------   --------------   -----------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            $                    $    3,376,006        68,135          3,444,141
                                                        ==================   ==============   ===========       ============
  *Foreign taxes withheld                               $                            57,088                           57,088
                                                        ------------------   --------------   -----------       ------------
   Average net assets                                                            29,636,800                       29,636,800

(a) -- N-A International All Cap (IAC) will be the survivor w/ current management fee of 95 bp vs 125 in Duncan-Hurst International Growth (IG)
(b) -- Amount reflect adjumstments necessary to arrive at projected expense under current Nicholas-Applegate contracts
(c) -- IAC will have a 15 bp co admin fee that IG does not
(d) -- IAC will have a 15 bp shareholder servicing fee that IG does not
(e) -- Amount reflect adjumstments necessary to arrive at projected expense allocation for expenses shared by all N-A funds
(f) -- Eliminate fee paid to non affiliated CCO
(g) -- Fee cap reduced to 125 bps for IAC versus 148 bps for IG

COMBINED STATEMENTS OF CHANGES IN NET ASSETS
PERIODS ENDED MARCH 31, 2005 MARCH 31, 2004 (UNAUDITED)

                                                 NICHOLAS-APPLEGATE
                                            INTERNATIONAL ALL CAP GROWTH
                                                  (ACQUIRING FUND)
                                               ---------------------
                                               MARCH 31,   MARCH 31,
                                                 2005        2004
                                               ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                $
   Net realized gain (loss)
   Net unrealized appreciation (depreciation)
                                               ---------   ---------
     Net increase (decrease) in net assets
       from investment operations
                                               ---------   ---------
FROM CAPITAL SHARE TRANSACTIONS:
Distributions to sharweholders fom net
   investment income
   Class I
Proceeds from shares sold
   Class I
Distributions reinvested
   Class I
Cost of shares redeemed
   Class I
                                               ---------   ---------
   Net increase (decrease) in net assets from
     share transactions                        $
                                               ---------   ---------
   Net Increase (Decrease) in Net Assets
NET ASSETS
   Beginning
                                               ---------   ---------
   Ending                                      $
                                               =========   =========
Undistributed net investment income (loss),
  ending                                       $
                                               =========   =========
CLASS I -- CAPITAL SHARE ACTIVITY
   Shares sold
   Distributions reinvested
   Shares redeemed
                                               ---------   ---------
   Net Institutional Share Activity
                                               =========   =========
     Average NAV per Share based on capstock
       transactions

(a)  Expense adjustments carried from SOP

                                                   NICHOLAS-APPLEGATE
                                              INTERNATIONAL ALL CAP GROWTH
                                                     (ACQUIRED FUND)         ADJUSTMENT   ADJUSTMENT
                                               ---------------------------   ------------------------
                                                                              MARCH 31,    MARCH 31,
                                                 MARCH 31,      MARCH 31,        2005         2004
                                                   2005           2004       (UNAUDITED)  (UNAUDITED)
                                               ------------   ------------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                $     49,920   $    (29,543)       68,135             (a)
   Net realized gain (loss)                       4,719,908      7,006,266
   Net unrealized appreciation (depreciation)    (1,393,822)     6,225,877
                                               ------------   ------------
     Net increase (decrease) in net assets
       from investment operations                 3,376,006     13,202,600
                                               ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Distributions to sharweholders fom net
   investment income
   Class I                                         (137,060)            --
Proceeds from shares sold
   Class I                                        1,892,025         39,406
Distributions reinvested
   Class I                                          137,060
Cost of shares redeemed
   Class I                                          (66,622)    (4,326,194)
                                               ------------   ------------
   Net increase (decrease) in net assets from
     share transactions                           1,825,403     (4,286,788)
                                               ------------   ------------
   Net Increase (Decrease) in Net Assets          5,201,409      8,915,812
NET ASSETS
   Beginning                                     28,658,548     19,742,736
                                               ------------   ------------
   Ending                                      $ 33,859,957   $ 28,658,548
                                               ============   ============
Undistributed net investment income (loss),
  ending                                       $      8,108   $    (48,022)
                                               ============   ============
CLASS I -- CAPITAL SHARE ACTIVITY
   Shares sold                                      224,038          6,827
   Distributions reinvested                          15,827             --
   Shares redeemed                                   (7,814)      (590,045)
                                               ------------   ------------
   Net Institutional Share Activity                 232,051       (583,218)
                                               ============   ============
     Average NAV per Share based on capstock
       transactions                                    8.46           7.35

                                                 COMBINED STATEMENTS OF
                                                 CHANGES IN NET ASSETS
                                               ---------------------------
                                                 MARCH 31,      MARCH 31,
                                                  2005           2004
                                               (UNAUDITED)    (UNAUDITED)
                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     118,055        (29,543)
   Net realized gain (loss)                       4,719,908      7,006,266
   Net unrealized appreciation (depreciation)    (1,393,822)     6,225,877
                                               ------------   ------------
     Net increase (decrease) in net assets
       from investment operations                 3,444,141     13,202,600
                                               ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Distributions to sharweholders fom net
   investment income
   Class I
Proceeds from shares sold
   Class I                                        1,892,025         39,406
Distributions reinvested
   Class I                                         137,060              --
Cost of shares redeemed
   Class I                                          (66,622)    (4,326,194)
                                               ------------   ------------
   Net increase (decrease) in net assets from
     share transactions                           1,962,463     (4,286,788)
                                               ------------   ------------
   Net Increase (Decrease) in Net Assets          5,406,604      8,915,812
NET ASSETS
   Beginning                                     28,658,548     19,742,736
                                               ------------   ------------
   Ending                                        34,065,152     28,658,548
                                               ============   ============
Undistributed net investment income (loss),
  ending                                             76,243        (48,022)
                                               ============   ============
CLASS I -- CAPITAL SHARE ACTIVITY
   Shares sold                                      224,038          6,827
   Distributions reinvested                          15,827             --
   Shares redeemed                                   (7,814)      (590,045)
                                               ------------   ------------
   Net Institutional Share Activity                 232,051       (583,218)
                                               ============   ============
     Average NAV per Share based on capstock
       transactions                                    8.46           7.35


                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

     On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected series unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon by shareholders of that Fund. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

     Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of any investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to the Fund.

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

                             PROXY VOTING GUIDELINES

I  EXTERNAL AUDITOR

A. AUDITORS

     VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Additionally, we may vote against ratification of auditors:

     - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

     - If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

     - When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

     - When audit fees are excessively low, especially when compared with other companies in the same industry.

     -  When the company has aggressive accounting policies.

II  BOARD OF DIRECTORS

A. DIRECTOR NOMINEES

     Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     - Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

     -  Executive Compensation

     -  Director Compensation

     -  Corporate Governance Provisions and Takeover Activity

     -  Criminal Activity

     -  Investment in the Company

     -  Interlocking Directorships

     -  Inside, Outside, and Independent Directors

     -  Board Composition

     -  Number of Other Board Seats

     -  Any problems or issues that arose on Other Board assignments

     -  Support of majority-supported shareholder proposals.

B. DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C. DIRECTOR DUTIES AND STAKEHOLDER LAWS

     VOTE AGAINST management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D. DIRECTOR NOMINATIONS

     VOTE IN ACCORDANCE WITH GLASS LEWIS shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E. INSIDE VERSUS INDEPENDENT DIRECTORS

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE FOR shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F. STOCK OWNERSHIP REQUIREMENTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G. TERM OF OFFICE

     VOTE AGAINST proposals to limit the tenure of outside directors.

III  PROXY CONTESTS AND CORPORATE DEFENSES

A. PROXY CONTESTS FOR BOARD SEATS

     All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. CLASSIFIED BOARDS

     1.   VOTE AGAINST proposals to classify the board.

     2. VOTE FOR proposals to repeal a classified board, and to elect all directors annually.

C. CUMULATIVE VOTING

     1. VOTE FOR proposals to permit cumulative voting in the election of directors.

     2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D. DIRECTOR NOMINATIONS

     VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E. SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F. SHAREHOLDER ACTION BY WRITTEN CONSENT

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. VOTE FOR shareholder proposals to allow or make easier shareholder action by written consent.

G. SIZE OF THE BOARD

     1.   VOTE FOR proposals that seek to fix the size of the Board.

     2. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

H. SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

     1. VOTE AGAINST proposals that state directors may be removed only for cause.

     2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

     3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. VOTE FOR proposals that permit shareholders to elect directors to fill board vacancies.

IV  TENDER OFFERS AND CORPORATE DEFENSES

A. FAIR PRICE PROVISIONS

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B. GREENMAIL

     1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C. POISON PILLS

     1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER PROVISIONS

     VOTE AGAINST management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E. SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2. VOTE AGAINST management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER OR BYLAWS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G. UNEQUAL VOTING RIGHTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.

H. EXISTING DUAL CLASS COMPANIES

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I. WHITE SQUIRE PLACEMENTS

     VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

A. ABSTENTION VOTES

     VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B. ANNUAL MEETINGS

     1. VOTE AGAINST management proposals asking for authority to vote at the meeting for "other matters".

     2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C. CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

     VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D. EQUAL ACCESS

     VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E. BUNDLED PROPOSALS

     Bundled or "conditioned" proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F. SHAREHOLDER ADVISORY COMMITTEE

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DISCLOSURE PROPOSALS

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. CONFLICT OF INTEREST

     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

       (i) identify any situation where we DO NOT intend to vote in accordance with our normal policy on any issue;

      (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

     (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

      (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

       (v) pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

     The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

VI  CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C. REVERSE STOCK SPLITS

     VOTE FOR management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D. BLANK CHECK PREFERRED STOCK

     1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     VOTE FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DEBT RESTRUCTURING

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. SHARE REPURCHASE PROGRAMS

     VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII  EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION

A. INCENTIVE PLANS

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     -  Necessity

     -  Reasonableness Test

     -  Participation

     -  Dilution

     -  Shares Available

     -  Exercise and Payment Terms

     -  Change-in-Control Provisions

     -  Types of Awards

     -  Company specific dilution cap calculated

     - Present Value of all incentives, derivative awards, cash/bonus compensation

     - Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

     - Voting power dilution--Potential percent reduction in relative voting power

     -  Criteria for awarding grants

     -  The pace of grants

     -  The value of grants per employee compared with the company's peers.

     -  Allowance for repricing of options

     -  Past granting patterns

     -  Process for determining pay levels

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR COMPENSATION

     1. Generally, VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. GOLDEN PARACHUTES

     1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

               -  Reasonableness Test

               -  Participation

               -  Administration

               -  Shares Available

               -  Exercise and Payment Terms

               -  Change-in-Control Provisions

               -  Types of Awards

               -  Dilution

E. 401(k) EMPLOYEE BENEFIT PLANS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F. DISCOUNTED OPTIONS/RESTRICTED STOCK

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)

G. PENSION FUND CREDITS

     VOTE FOR proposals that EXCLUDE pension fund credits from earnings when calculating executive compensation. In addition, VOTE AGAINST proposals that INCLUDE pension fund credits in earnings when calculating executive compensation.

VIII  STATE OF INCORPORATION

A. RE-INCORPORATION PROPOSALS

     Proposals to change a corporation's state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. STATE TAKEOVER STATUTES

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. STATE FAIR PRICE PROVISIONS

     Proposals to opt out of S.F.P's are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER LAWS

     VOTE FOR proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E. DISGORGEMENT PROVISIONS

     Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

IX  MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

     -  Anticipated financial and operating benefits

     -  Offer price (cost vs. premium)

     -  Prospects of the combined companies

     -  How the deal was negotiated

     -  Changes in corporate governance and their impact on shareholder rights

     -  Other pertinent factors discussed below.

B. CORPORATE RESTRUCTURINGS

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. SPIN-OFFS

     Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     -  The tax and regulatory advantages

     -  Planned use of the sale proceeds

     -  Market focus

     -  Managerial incentives.

D. ASSET SALES

     Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     -  The impact on the balance sheet/working capital

     -  The value received for the asset

     -  The potential elimination of diseconomies.

E. LIQUIDATIONS

     Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing

     -  Management's efforts to pursue other alternatives

     -  The appraisal value of the assets

     -  The compensation plan for executives managing the liquidation.

F. RIGHTS OF APPRAISAL

     VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G. CHANGING CORPORATE NAME

     VOTE FOR changing the corporate name.

X  SOCIAL ISSUES PROPOSALS

A. SOCIAL ISSUES PROPOSALS

     Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

XI  PROXIES NOT VOTED

A. SHARES OUT ON LOAN

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. SHARE-BLOCKING

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C. OTHER

     There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

PART C. OTHER INFORMATION

Item 15. INDEMNIFICATION

     Registrant's trustees, officers, employees and agents are indemnified against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

     Section 3 of Registrant's Administrative Services Agreement, filed as Exhibit (h)(2) to Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference, provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 9 of Registrant's Distribution Agreement, filed as Exhibit (e)(1) to Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 8 of the Shareholder Service Agreement, filed as Exhibit (e)(3) to Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

     Article V. of Nicholas-Applegate Institutional Fund's Amended and Restated Declaration of Trust provides as follows:

          5.2 INDEMNIFICATION OF TRUSTEES, OFFICERS, EMPLOYEES, AGENTS. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided; however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Item 16. EXHIBITS.

              (1)          Certificate of Trust of Registrant--filed as Exhibit
                           1.1 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement ("Amendment No. 1") on March 17, 1993 and incorporated herein by reference.

              (1)(a) Certificate of Amendment of Certificate of Trust of Registrant--filed as Exhibit 1.2 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 17, 1993 and incorporated herein by reference.

              (1)(b) Declaration of Trust of Registrant--filed as Exhibit 1 to Registrant's Form N1-A Registration Statement on December 31, 1992 and incorporated herein by reference.

              (1)(c) Amended and Restated Declaration of Trust of Registrant--filed as Exhibit 1.4 to Amendment No. 1 to the Registrant's Form N-1A Registration Statement on March 17, 1993 and incorporated herein by reference.

              (1)(d) Amended and Restated Declaration of Trust dated February 19, 1999--filed as Exhibit (a)5 to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (1)(e) Amendment No. 1 to the Amended and Restated Declaration of Trust dated February 19,1999-- filed as Exhibit (a)(6) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

              (2) Amended Bylaws of Registrant--filed as Exhibit 2 to Amendment No. 2 to the Registrant's Form N-1A Registration Statement on April 6, 1993 and incorporated herein by reference.

              (2)(a) Amended Bylaws of Registrant dated February 19, 1999--filed as Exhibit 2(b) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (3)          Not applicable.

              (4) Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the combined Proxy Statement/Prospectus and incorporated herein by reference.

              (5) Article VIII of Registrant's Declaration of Trust incorporated herein by reference as Exhibit (1)(e) and Articles I and VI of Registrant's Amended and Restated ByLaws incorporated herein by reference as as Exhibit (2)(a).

              (6) Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (d) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (6)(a) Form of letter agreement dated August 31, 1999 between Registrant and Nicholas-Applegate Capital Management adding the Global Health Care Fund to the Investment Advisory Agreement--filed as Exhibit
                           (d)(2) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

              (6)(b) Form of Sub Investment Advisory Agreement between Registrant and Criterion Investment Management LLC--filed as Exhibit (d)(3) to Post-Effective Amendment No. 4 on May 25, 2000 and incorporated herein by reference.

              (6)(c) Proposed Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (d)(4) to
                           Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

              (6)(d) Proposed Sub Investment Advisory Agreement between Registrant and Criterion Investment Management LLC--filed as Exhibit (d)(5) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

              (6)(e) Form of letter agreement dated February 9, 2001 between Registrant and Nicholas-Applegate Capital Management adding the International Structured and Small Cap Value Funds to the Investment Advisory Agreement--filed as Exhibit (d)(6) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

              (6)(f) Form of Letter agreement dated May 8, 2001 between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement dated January 31, 2001 filed as Exhibit
                           (d)(7) to Post Effective Amendment No. 9 on October 1, 2001 and incorporated herein by reference.

              (6)(g) Form of letter agreement dated November 8, 2002 between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Management Agreement--filed as Exhibit (d)(8) to Post Effective Amendment No. 13 on December 6, 2002 and incorporated herein by reference.

              (6)(h) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Management Agreement-- filed as Exhibit (d)(9) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

              (6)(i) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement-- filed as Exhibit (d)(10) to Post Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

              (6)(j) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

              (6)(k) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending Schedule A to the Investment Advisory Agreement-- filed as Exhibit (d)(12) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

              (7) Distribution Agreement between Registrant and Nicholas-Applegate Securities dated May 10, 1999--filed as Exhibit (e) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (7)(a) Distribution Agreement between Registrant and Nicholas-Applegate Securities--filed as
                           Exhibit (e)(2) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

              (7)(b) Form of Shareholder Servicing Agreement--filed as Exhibit (e)(3) to Post-Effective Amendment
                           No. 8 on April 10, 2001 and incorporated herein by reference.

              (7)(c) Form of Agency Trading Agreement--filed as Exhibit (e)(4) to Post-Effective Amendment No. 8 on April 10, 2001 and incorporated herein by reference.

              (8)          None.

              (9) Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit 1(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (9)(a) Foreign Custody Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit
                           (2)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (9)(b) Amendment to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (3)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (9)(c) Cash Management Authorization Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (4)(g) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (9)(d) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to the Foreign Custody Agreement dated May 1, 1999--filed as Exhibit (g)(5) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

              (9)(e) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to Custodian Services Agreement dated May 1, 1999--filed as Exhibit (g)(6) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

              (9)(f) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding the Global Health Care Fund to the Cash Management Authorization Services Agreement dated May 1, 1999--filed as Exhibit (g)(7) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

              (9)(g) Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (g)(8) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

              (9)(h) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding International Structured and Small Cap Value Funds to the Cash Management Authorization Services Agreement dated May 1, 1999--filed as Exhibit (g)(9) to Post-Effective Amendment #6 on February 14, 2001 and superseded by Exhibit (g)(10)--filed on February 14, 2001 and incorporated herein by reference.

              (9)(i) 17f-5 Delegation Schedule between Registrant and Brown Brothers Harriman & Co. dated February 14, 2001--filed as Exhibit (g)(10) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

              (9)(j) Amendment to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. dated February 14, 2001--filed as Exhibit (g)(11) to Post-Effective Amendment No. 7 on April 10, 2001 -- filed as Exhibit (g)(11) to Post-Effective Amendment No. 8 on May 30, 2001 and incorporated herein by reference.

              (9)(k) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit
                           (g)(12) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

              (9)(l)       Amendment to the Cash Management Services
                           Agreement between Registrant and Brown
                           Brothers Harriman & Co.--filed as Exhibit (g)(13) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

              (9)(m) Amendment to Appendix C to Custodian Services Agreement between Brown Brothers Harriman & Co. adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(14) to Post-Effective Amendment
                           No. 37 on March 17, 2004 and incorporated herein by reference.

              (9)(n) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between
                           Registrant and Brown Brothers Harriman & Co.
                           adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(15) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated by reference herein.

              (9)(o)       Amendment to Cash Management Services
                           Agreement between Registrant and Brown
                           Brothers Harriman & Co. adding Emerging Markets Opportunities Fund--filed as Exhibit (g)(16) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

              (9)(p) Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (g)(17) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

              (9)(q) Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (g)(18) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

              (9)(r) Amendment to Cash Management Services Agreement between Registrant and Brown Brothers Harriman & co. adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (g)(19) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

              (9)(s) Form of Amendment to Appendix C to Custodian Services Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (g)(20) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

              (9)(t) Form of Amendment to Appendix C to the Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as
                           Exhibit (g)(21) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

              (9)(u) Form of Amendment to Cash Management Services Agreement between Registrant and Brown Brothers Harriman & co. adding International All Cap Growth Fund--filed as Exhibit (g)(22) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

              (10) Form of Rule 12b-1 Plan for Class R Shares--filed as Exhibit (m) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (10)(a) Shareholder Service Plan between Registrant and Nicholas-Applegate Securities for Class I, Class II Class III, Class IV, Class V and Class R shares dated February 7, 2003--filed as Exhibit (m)(1) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

              (10)(b)      Rule 18f-3 Plan between Registrant and
                           Nicholas-Applegate Capital Management--filed as Exhibit (n) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (10)(c) Amended to Rule 18f-3 Plan between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit (n)(1) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

              (11)         Opinion of Counsel dated September 1, 2005.

              (12) Opinion of Counsel with respect to certain tax consequences for the International All-Cap Growth Fund.

              (13) Administration and Fund Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. --filed as Exhibit (1)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (13)(a) Administration Services Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (2)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (13)(b) License Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (3)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (13)(c) Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit No. (4)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (13)(d) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company--filed as Exhibit No. (5)(h) to the Registrant's Form N-1A Registration Statement on May 27, 1999 and incorporated herein by reference.

              (13)(e) Shareholder Service Plan between Registrant and Nicholas-Applegate Securities for Class R Shares--filed as Exhibit No. (6)(h) to the Registrant's Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

              (13)(f) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding Global Health Care Fund to the Administration and Fund Accounting Agency Agreement dated May 1, 1999--filed as Exhibit (h)(7) to Post-Effective Amendment #4 on May 27, 2000 and incorporated herein by reference.

              (13)(g) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management adding Global Health Care Fund to the Expense Limitation Agreement--filed as Exhibit (h)(8) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

              (13)(h) Form of letter agreement between Registrant and State Street Bank and Trust Company adding Global Health Care Fund to the Transfer Agency and Service Agreement--filed as Exhibit (h)(9) to the Registrant's Form N-1A Registration Statement on June 18, 1999 and incorporated herein by reference.

              (13)(i) Credit Agreement between Registrant and BankBoston, N.A. dated December 21, 1999--filed as Exhibit
                           (h)(10) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

              (13)(j) Master Securities Lending Agreement between Registrant and Goldman, Sachs & Co. dated July 22, 1999--filed as Exhibit (h)(11) to Post-Effective Amendment #4 on May 25, 2000 and incorporated herein by reference.

              (13)(k) Administrative Services Agreement between Registrant and Nicholas-Applegate Capital Management--filed as Exhibit (h)(12) to Post-Effective Amendment No. 5 on November 30, 2000 and incorporated herein by reference.

              (13)(l) Form of letter agreement between Registrant and Brown Brothers Harriman & Co. adding International Structured and Small Cap Value Funds to the Administration and Fund Accounting Agency Agreement dated May 1, 1999--filed as Exhibit (h)(13) to Post-Effective Amendment No. 6 on February 14, 2001 and superseded by Exhibit (h)(17)--filed as Exhibit
                           (h)(17) to Post-Effective Amendment No. 7 filed on April 10, 2001 and incorporated herein by reference.

              (13)(m) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management adding International Structured and Small Cap Value Funds to the Expense Limitation Agreement--filed as Exhibit
                           (h)(14) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

              (13)(n) Form of letter agreement between Registrant and State Street Bank and Trust Company adding International Structured and Small Cap Value Funds to the Transfer Agency and Service Agreement--filed as Exhibit
                           (h)(16) to Post-Effective Amendment No. 6 filed on February 14, 2001 and incorporated herein by reference.

              (13)(o) Form of letter agreement between Registrant and Fleet Bank (formerly BankBoston, N.A.) adding International Structured and Small Cap Value Funds to the Credit Agreement dated December 21, 1999--filed as Exhibit
                           (h)(15) to Post-Effective Amendment No. 6 on February 14, 2001 and incorporated herein by reference.

              (13)(p) Amended Appendix C to the Administration and Fund Accounting Agreement between Registrant and Brown Brothers Harriman & Company dated February 14, 2001 -- filed as Exhibit (h)(17) to Post-Effective Amendment No. 7 filed on April 10, 2001 and incorporated herein by reference.

              (13)(q) Letter Agreement dated May 18, 2001 between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement -- filed as Exhibit (h)(18) to Post-Effective Amendment No. 8 filed on May 30, 2001 and incorporated herein by reference.

              (13)(r) Letter Agreement dated September 27, 2001 between Registrant and Nicholas-Applegate Capital Management amending The Expense Limitation Agreement Filed as Exhibit (h)(19) to Post-Effective Amendment No. 9 on October 1, 2001 and incorporated herein by reference.

              (13)(s) Letter Agreement dated May 17, 2002 between Registrant and Nicholas-Applegate Capital Management amending The Expense Limitation Agreement -- filed as Exhibit (h)(20) to Post-Effective Amendment #10 on May 20, 2002 and incorporated herein by reference.

              (13)(t) Amendment to the Administration Services agreement between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit
                           (h)(21) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

              (13)(u) Amendment to the Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management dated November 8, 2002--filed as Exhibit (h)(22) to Post Effective Amendment #13 on December 6, 2002 and incorporated herein by reference.

              (13)(v) Transfer Agency Agreement dated March 14, 2003 between Registrant and UMB Fund Services, INC. filed as Exhibit (h)(23) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

              (13)(w) Letter Agreement dated April 1, 2003 between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement filed as Exhibit (h)(24) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

              (13)(x) Amendment to Credit Agreement dated February 28, 2003 between Registrant and Fleet National Bank filed as Exhibit (h)(25) to Post Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

              (13)(y) Securities Lending and Agency Agreement--filed as Exhibit (h)(26) to Post-Effective Amendment #15 on May 29, 2003 and incorporated herein by reference.

              (13)(z) Amendment to the Expense Limitation Agreement between Registrant and Nicholas-Applegate Capital Management dated July 29, 2003 filed as Exhibit (h)(27) to Post-Effective Amendment #16 on July 29, 2003 and incorporated herein by reference.

             (13)(a)(i) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement--filed as Exhibit
                           (h)(28) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

             (13)(a)(ii) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement--filed as Exhibit
                           (h)(28) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

             (13)(a)(iii) Amendment to Appendix C to the Administration and Accounting Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(30) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

             (13)(a)(iv) Fourth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(31) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

             (13)(a)(v) Customer Identification Program Addendum to Transfer Agency Agreement--filed as Exhibit
                           (h)(32) to Post-Effective Amendment No. 17 on October 17, 2003 and incorporated herein by reference.

             (13)(a)(vi) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement--filed as Exhibit
                           (h)(33) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

             (13)(a)(vii) Form of letter agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement--filed as Exhibit
                           (h)(34) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

             (13)(a)(viii) Amendment to Appendix C to the Administration
                           Agreement between Registrant and Brown Brothers Harriman & Co. filed as Exhibit (h)(35) to Post-Effective Amendment No. 19 on March 17, 2004 and incorporated herein by reference.

             (13)(a)(ix) Fifth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co.--filed as Exhibit (h)(36) to Post-Effective Amendment No. 23 on March 17, 2004 and incorporated herein by reference.

             (13)(a)(x) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

             (13)(b)(i) Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement adding International Systematic Fund dated
                           January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

             (13)(b)(ii) Sixth Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

             (13)(b)(iii) Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, INC adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

             (13)(b)(iv) Amendment to the Fund Accounting and Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International Systematic Fund dated January 25, 2005--filed as Exhibit (d)(10) to Post-Effective Amendment No. 23 on February 3, 2005 and incorporated herein by reference.

             (13)(b)(v) Form of Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Expense Limitation Agreement adding International All Cap Growth Fund--filed as Exhibit (h)(42) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

             (13)(b)(vi) Form of Letter Agreement between Registrant and Nicholas-Applegate Capital Management amending the Administrative Services Agreement adding International All Cap Growth Fund--filed as Exhibit (h)(43) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

             (13)(b)(vii) Form of Seventh Amendment to Securities Lending Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (h)(44) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

             (13)(b)(viii) Form of Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, INC adding International All Cap Growth Fund--filed as
                           Exhibit (h)(45) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

             (13)(b)(ix)   Form of Amendment to the Fund Accounting and
                           Agency Agreement between Registrant and Brown Brothers Harriman & Co. adding International All Cap Growth Fund--filed as Exhibit (h)(46) to Post-Effective Amendment No. 25 on September 1, 2005 and incorporated herein by reference.

             (14)          Opinion of Independent Public Accountants

             (15)          None

             (16)          Power of Attorney

             (17)          Proxy Card

Item 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of this prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file an amendment to the Registration Statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters with a reasonable time after closing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused Registration Statement on Form N-14 to be signed on behalf of the Registrant in the City of San Diego, State of California, on the 18th day of October, 2005.


                                        NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                                        (Registrant)


                                        By: /s/ Horacio Valeiras
                                        Horacio Valeiras, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

NAME                              TITLE                                         DATE
/s/ Horacio Valeiras*             Principal Executive Officer & Trustee         October 18, 2005
-----------------------------
Horacio Valeiras

/s/ Thomas Muscarella             Principal Financial Officer & Accounting      October 18, 2005
-----------------------------     Officer
Thomas Muscarella

/s/ George Keane*                 Chairman of The Board & Trustee               October 18, 2005
-----------------------------
George Keane

/s/ Walter Auch*                  Trustee                                       October 18, 2005
-----------------------------
Walter Auch

/s/ Darlene DeRemer*              Trustee                                       October 18, 2005
-----------------------------
Darlene DeRemer

/s/ Charles H. Field, Jr.         Secretary                                     October 18, 2005
-----------------------------
By:  Charles H. Field Jr.
     Attorney in Fact

*Charles Field signs this document on behalf of each trustee marked with an asterisk pursuant to powers of attorney filed as Exhibits to this Registration Statement.

                        By: /s/ Charles H. Field, Jr.
                           -----------------------------
                           Charles H. Field, Jr.

                                  EXHIBIT INDEX


EXHIBIT NO. & DESCRIPTION

(14)  Opinion of Independent Public Accountants

(16)  Power of Attorney

(17)  Form of Proxy

                                                                   Exhibit 99.17

                   WE NEED YOUR VOTE BEFORE NOVEMBER 18, 2005

PLEASE, your vote is important and, as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THIS PROXY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. Your prompt return of the Proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your Proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your Proxy by advising the Secretary of The Professionally Managed Portfolios in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

                             THANK YOU FOR YOUR TIME

          - Please fold and detach card at perforation before mailing -

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF PROFESSIONALLY MANAGED PORTFOLIOS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND.

The undersigned hereby constitutes and appoints Chad E. Fickett and Robert M. Slotky as proxies, each with power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held as The Professionally Managed Portfolios, 615 East Michigan Street on November 18, 2005 at 10:00 a.m., Eastern time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Combined Proxy Statement and Prospectus dated October 18, 2005, receipt of which is hereby acknowledged.

                             DATE:
                               ----------------------------
                             NOTE: Please sign exactly as your
                             name(s) appear(s) on this Proxy. If
                             joint owners, EITHER may sign this
                             Proxy. When signing as attorney,
                             executor, administrator, trustee,
                             guardian or corporate officer, please
                             give your full title as such. If a
                             corporation, please sign in full
                             corporate name by President or other
                             authorized officer. If a partnership,
                             please sign in partnership name by
                             authorized person.
                             ----------------------------



                             ----------------------------
                             Signature(s) (Title(s), if applicable)

                   WE NEED YOUR VOTE BEFORE NOVEMBER 18, 2005


     - Please fold and detach card at perforation before mailing -


THIS PROXY WILL VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Please indicate by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. / /

                                                                 FOR    AGAINST    ABSTAIN
     To approve or disapprove an Agreement                       / /      / /        / /
     and Plan of Reorganization and the transactions
     contemplated thereby.

               TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD